As filed with the Securities and Exchange Commission on April 17, 2002

Registration No. 811-03214

Registration No. 333-50817

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 7

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40

LINCOLN NATIONAL VARIABLE ANNUITY
ACCOUNT C (eAnnuity®)

(Exact Name of Registrant)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street
Fort Wayne, Indiana 46802

(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (260)455-2000

Elizabeth A. Frederick, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802
Telephone No. (260)455-2000

(Name and Address of Agent for Service)

Copies of all communications to:

Brian M. Burke, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802

Title of securities being registered:

     Interests in a separate account under individual flexible premium deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2002, pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_] on __ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

eAnnuity®
Lincoln National Variable Annuity Account C
individual variable annuity contracts

issued by:	Servicing Office
Lincoln National Life Insurance Co. 1300 South Clinton Street	AnnuityNet, Inc. P.O. Box 691
Fort Wayne, Indiana 46802 www.LincolnLife.com	Leesburg, VA 20178
This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) issued by The Lincoln National Life Insurance Company (Lincoln Life). This Contract may be sold under different names. Most transactions involving this Contract may be performed through Lincoln Life’s Internet Service Center.

The Contract described in this prospectus is offered for both traditional and Roth individual retirement annuities and as a nonqualified Contract. A nonqualified Contract can be owned jointly only by spouses and is purchased with after-tax money.

The Contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. These benefits are paid on a variable basis. Annuity benefits start at the Annuity Commencement Date which you select. If the Contractowner dies before the Annuity Commencement Date, the Contract Value will be paid to the Beneficiary. (See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.)

The minimum initial Purchase Payment for the Contract is $1,000. The minimum payment to the Contract, after the initial Purchase Payment, is $100 per payment. Lin-coln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests Purchase Payments (at net asset value) in specified funds. Both the value of a Contract before the Annuity Commencement Date and the amount of payouts afterward will depend upon the investment performance of the fund(s) you selected. Investments in these funds are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

This prospectus details the information regarding the VAA that you should know before investing. You should read it carefully and it will remain available through Lincoln Life’s Internet Service Center. We have also attached current prospectuses for each of the funds available through the Contract as follows:

American Century Variable Portfolios, Inc.

VP International

Baron Capital Asset Fund Trust (Insurance Class)

Delaware VIP Trust

Delaware VIP Global Bond Series Standard Class

Delaware VIP Large Cap Value Series Standard Class (formerly Delaware Premium Growth & Income Series.)

Delaware VIP Trend Series Standard Class

Janus Aspen Series, Worldwide Growth Portfolio (Institutional shares)

Lincoln National Bond Fund, Inc.

Lincoln National Capital Appreciation Fund, Inc.

Lincoln National Equity-Income Fund, Inc.

Lincoln National Growth and Income Fund, Inc.

Lincoln National International Fund, Inc.

Lincoln National Managed Fund, Inc.

Lincoln National Money Market Fund, Inc.

Lincoln National Social Awareness Fund, Inc.

Lincoln National Special Opportunities Fund, Inc.

Neuberger Berman Advisers Management Trust Portfolios

AMT Partners Portfolio

AMT Mid-Cap Growth Portfolio

Scudder VIT Funds (formerly Deutsche Asset Management VIT Funds)

Equity 500 Index

Small Cap Index

You should read each of these prospectuses carefully before purchasing a Contract and save them for future reference.

A Statement of Additional Information (SAI), dated the same date as this prospectus, concerning the VAA has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI appears on the last page of this prospectus. If you have any questions or for a free copy of the SAI send an e-mail request through our Internet Service Center (help@AnnuityServicing.com). The SAI is also available through the SEC website (http://www.sec.gov). In addition, the material incorporated by reference and other information regarding registrants who file electronically with the SEC is available through the SEC website.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2002.

Special terms

Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the Contract offered in this prospectus.

Accumulation Unit—A measure used to calculate Contract Value before the Annuity Commencement Date.

Annuitant—The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date—The Valuation Date when the funds are withdrawn or converted into Annuity Units for payment of annuity benefits under the Annuity Payout Option selected. For purposes of determining whether an event occurs before or after the Annuity Commencement Date, the Annuity Commencement Date is deemed to begin at close of business on the Valuation Date.

Annuity Payout Option—An optional form of payout of the annuity available under the Contract.

Annuity Payout—An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. The amount paid may vary.

Annuity Unit—A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.

Beneficiary—The person whom you designate to receive the Death Benefit, if any, in case of the Contractowner’s death.

Contract (variable annuity contract)—The agreement between you and us providing a variable annuity.

Contractowner (you, your, owner)—The person who has the ability to exercise the rights under the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the owner is also the Annuitant.

Contract Value—At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a Contract.

Contract Year—Each one-year period starting with the effective date of the Contract and starting with each Contract anniversary after that.

Death Benefit—The amount payable to the Owner’s designated Beneficiary if the Owner dies before the Annuity Commencement Date.

Internet Service Center—The Internet site that Lincoln Life maintains to provide variable annuity contract documents and information to current and prospective annuity Contractowners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Lincoln Life (we, us, our)—The Lincoln National Life Insurance Co.

Purchase Payments—Amounts paid into the Contract.

Subaccount—That portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund. A Subaccount corresponds to each fund.

Surrender Charge—Also known as a contingent deferred sales charge, this charge may be assessed upon premature withdrawals or surrender of the Contract and is calculated according to the provisions of the Contract.

Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period—The period commencing at the close of trading (normally 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

Expense tables

Contract owner transaction expenses:

Currently, there is no charge for transfers between funds. However, we reserve the right to impose such charges in the future.

The Surrender Charge percentage is reduced to zero after three years according to the following schedule:

	Contract year
	1	2	3	4 or more
Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

This charge may be waived in certain cases. See CHARGES AND OTHER DEDUCTIONS.

VAA annual expenses for Subaccounts:
(as a percentage of average account value for each Subaccount)

Annuity Asset Charge (Mortality and expense risk fees and Administrative expense fees):	0.55%

Annual expenses of the Funds for the year ended December 31, 2001:
(as a percentage of each funds’ average net assets and, where indicated, after expense reimbursements):
	Management fees	+	12b-1 fees	+	Other expenses	=	Total expenses

1. American Century VP International	1.26%		0.00%		0.00%		1.26%

2. Baron Capital Asset (Insurance class)1*	1.00		0.25		0.25		1.50

3. Delaware VIP Global Bond (Standard class)2**	0.64		0.00		0.36		1.00

4. Delaware VIP Large Cap Value (formerly Premium Growth & Income) (Standard class)3**	0.60		0.00		0.08		0.68

5. Delaware VIP Trend (Standard class)4**	0.74		0.00		0.16		0.90

6. Janus Aspen Worldwide Growth (Institutional Shares)	0.65		0.00		0.04		0.69

7. Lincoln National Bond	0.42		0.00		0.11		0.53

8. Lincoln National Capital Appreciation	0.72		0.00		0.06		0.78

9. Lincoln National Equity-Income	0.73		0.00		0.07		0.80

10. Lincoln National Growth and Income	0.32		0.00		0.04		0.36

11. Lincoln National International	0.84		0.00		0.15		0.99

12. Lincoln National Managed	0.38		0.00		0.09		0.47

13. Lincoln National Money Market	0.45		0.00		0.09		0.54

14. Lincoln National Social Awareness	0.34		0.00		0.06		0.40

15. Lincoln National Special Opportunities	0.41		0.00		0.07		0.48

16. Neuberger Berman AMT Mid-Cap Growth	0.84		0.00		0.07		0.91

17. Neuberger Berman AMT Partners	0.82		0.00		0.05		0.87

18. Scudder VIT Equity 500 Index5*	0.20		0.00		0.10		0.30

19. Scudder VIT Small Cap Index5* (formerly Deutsche Asset Management )	0.35		0.00		0.10		0.45

*	After waivers and/or reimbursements.
**	The total expenses have been restated to reflect the waiver and/or reimbursement dated May 1, 2002 through April 30, 2003.

Voluntary fee reimbursements:
The following funds voluntarily waive expenses to the extent necessary to not exceed a maximum total expense ratio.

3
The investment advisor for the Delaware VIP Large Cap Value Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.

5
Under the Advisory Agreement with Deutsche Asset Management, Inc. (the “Advisor”), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund and 0.35% of the average daily net assets of the Small Cap Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the fund’s total operating expenses will not exceed 0.30% for the Equity 500 Index Fund and 0.45% for the Small Cap Index Fund. Without the reimbursement to the funds for the year ended December 31, 2001, total expenses would have been 0.31% for the Equity 500 Index Fund and 0.63% for the Small Cap Fund. These reimbursements will be terminated no earlier than December 31, 2002.

Contractual fee reimbursements:
The following Funds contractually waive the management fee to the extent necessary to not exceed a maximum total expense ratio.

1
The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund’s total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 2001 through December 31, 2001 would have been 1.59%.

2
The investment advisor for the Delaware VIP Global Bond Series is Delaware International Advisers Ltd. (“DIAL”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.11% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

4
The investment advisor for the Delaware VIP Trend Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

Examples
(reflecting expenses of the VAA and of the funds)

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$49	$68	$98	$213

Baron Capital Asset	52	75	110	238

Delaware VIP Global Bond	47	60	84	185

Delaware VIP Large Cap Value (formerly Delaware Premium Growth & Income)	44	50	68	149

Delaware VIP Trend	46	57	79	174

Janus Aspen Worldwide Growth	44	51	68	150

Lincoln National Bond	42	46	60	132

Lincoln National Capital Appreciation	45	53	73	160

Lincoln National Equity Income	45	54	74	162

Lincoln National Growth and Income	41	40	50	112

Lincoln National International	47	60	84	183

Lincoln National Managed	42	44	56	125

Lincoln National Money Market	42	46	60	133

Lincoln National Social Awareness	41	42	53	117

Lincoln National Special Opportunities	42	44	57	126

Neuberger Berman AMT Mid-Cap Growth	46	57	80	175

Neuberger Berman AMT Partners	46	56	78	170

Scudder VIT Equity 500 Index Fund (formerly Deutsche Asset Management)	40	38	47	105

Scudder VIT Small Cap Index Fund (formerly Deutsche Asset Management)	41	43	55	122

If you do not surrender your Contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$18	$57	$98	$213

Baron Capital Asset	21	64	110	238

Delaware VIP Global Bond	16	49	84	185

Delaware VIP Large Cap Value (formerly Delaware Premium Growth & Income)	13	39	68	149

Delaware VIP Trend	15	46	79	174

Janus Aspen Worldwide Growth	13	39	68	150

Lincoln National Bond	11	34	60	132

Lincoln National Capital Appreciation	14	42	73	160

Lincoln National Equity Income	14	43	74	162

Lincoln National Growth and Income	9	29	50	112

Lincoln National International	16	49	84	183

Lincoln National Managed	10	32	56	125

Lincoln National Money Market	11	35	60	133

Lincoln National Social Awareness	10	30	53	117

Lincoln National Special Opportunities	11	33	57	126

Neuberger Berman AMT Mid-Cap Growth	15	46	80	175

Neuberger Berman AMT Partners	14	45	78	170

Scudder VIT Equity 500 Index Fund (formerly Deutsche Assest Management)	9	27	47	105

Scudder VIT Small Cap Index Fund (formerly Deutsche Assest Management)	10	32	55	122

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA as well as expenses of the underlying funds. For more complete descriptions of the various costs and expenses involved, see Charges and other deductions in this prospectus, and Management of the funds in the Appendix to the funds’ prospectuses. In addition, premium taxes may be applicable, although they do not appear in the table. Also, we reserve the right to impose a charge on transfers between Subaccounts, although we do not currently do so. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What type of contract am I buying? It is an individual deferred variable annuity contract issued by Lincoln Life. See The contract. This prospectus provides a general description of the contract. Contracts may vary as required by states.

What is the variable annuity account (VAA)? It is a separate account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the VAA are allocated to one or more Subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instructions, the VAA applies contributions to buy shares in one or more of the funds. See Investments of the VAA.

How does the contract work? During the accumulation period, while you are paying in, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your Contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic Annuity Pay-out will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the Valuation Date. See The contracts.

What can I do through the internet service center? Almost every transaction can be accomplished through the Internet Service Center. Only in very rare cases will transactions bypass the Internet Service Center. Documents can be received, accounts can be monitored, funds moved from one Subaccount to another, addresses changed, Beneficiaries changed, funds withdrawn from the Contract, etc. As technology matures, the ease with which transactions can be performed through the Internet Service Center will improve. For security reasons, you may be issued a PIN or password. Also, for legal reasons, certain transactions, such as change of Beneficiary or withdrawal of funds from the Contract, will require the Contractowner to print or write a document, sign it, and mail or fax it to us.

What charges are associated with this contract? If you decide to withdraw Contract Value before your initial Purchase Payment has been in your Contract for a period of three years, you pay a surrender charge of anywhere from 1% to 3% of Contract Value, depending on how many Contract Years have elapsed. We waive the surrender charge in certain situations. See Surrender charges.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts from Purchase Payments or Contract Value at the time the tax is incurred (or at another time we choose).

Further, we apply an annual charge totaling .55% to the daily net asset value of the VAA. See Charges and other deductions.

Finally, each fund pays a management fee to its investment advisers based upon its average daily net asset value. Each fund also has additional operating expenses associated with the daily operation of the funds. See the Expense tables. These fees and expenses are more fully described in the prospectuses for the funds.

How much must I pay, and how often? In general, Purchase Payments are flexible, although some limitations on the amounts may apply. See The contract—Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you elect an Annuity Payout Option. Once you have done so, your periodic payout will be based upon a number of factors. One factor will be the changing values of the funds in which you have invested. Another factor will be your age at the Annuity Commencement Date. See Annuity payouts. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY DROP, IN THE VALUE OF THE SECURITIES IN THE FUNDS.

What happens if I die before I annuitize? We will pay the Contract Value to your designated Beneficiary. Your Beneficiary will have certain options for how the money is to be paid out. See Death benefit before the annuity commencement date.

May I transfer contract value between funds? Yes, transfers are generally allowed before the Annuity Commencement Date. Transfers are limited to three times annually after the Annuity Commencement Date. See The contracts—Transfers between subaccounts on or before the annuity commencement date and transfers after the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to Contract requirements. See Surrenders and withdrawals.

If you surrender the Contract or make a withdrawal, certain charges may be assessed, as discussed above and under Charges and other deductions. In addition, if you take a distribution before age 59 1/2 the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 10% withholding. See Federal tax status—Federal income tax withholding.

Do I get a free look at this contract? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid to the servicing office of Lincoln Life, it will be canceled. During this period, your Purchase Payments will be invested in the Money Market Fund. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 2001 comes from the VAA’s financial statements. It should be read in conjunction with the VAA’s financial statements and notes which are all included in the SAI. The Contract was first available for sale on August 20, 1998.

	2001	2000	1999			1998

Amer Century VP Intl subaccount Accumulation unit value
• Beginning of period	$1.283	$1.551	$1.000	*
• End of period	$0.904	$1.283	$1.551	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	98	109	2

Baron Capital Asset subaccount Accumulation unit value
• Beginning of period	$1.286	$ 1.328	$1.000	*
• End of period	$1.437	$ 1.286	$1.328	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	62	49	29

Delaware VIP Global Bond subaccount Accumulation unit value
• Beginning of period	$1.141	$1.137	$1.186			$1.098	*
• End of period	$1.129	$1.141	$1.137			$1.186	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	4	2	2			2

Delaware VIP Large Cap Value subaccount Accumulation unit value
(formerly Delaware Prem Growth & Income)
• Beginning of period	$1.723	$1.556	$1.613			$1.501	*
• End of period	$1.647	$1.723	$1.556			$1.613	*	trading began
Number of accumulation units								in 1998
• End of period (000’s omitted)	10	8	6			4

Delaware VIP Trend subaccount Accumulation unit value
• Beginning of period	$2.144	$2.323	$1.371			$1.251	*
• End of period	$1.805	$2.144	$2.323			$1.371	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	90	113	28			3

Janus Aspen Worldwide Growth subaccount Accumulation unit value
• Beginning of period	$1.290	$1.540	$1.000	*
• End of period	$0.995	$1.290	$1.540	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	285	318	240

Lincoln National Bond subaccount Accumulation unit value
• Beginning of period	$5.340	$4.843	$5.034			$4.845	*
• End of period	$5.797	$5.340	$4.843			$5.034	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	5	1	4			1	**

Lincoln National Capital Appreciation subaccount Accumulation unit value
• Beginning of period	$3.120	$3.729	$2.578			$2.171	*
• End of period	$2.300	$3.120	$3.729			$2.578	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	79	78	98			4

Lincoln National Equity-Income subaccount Accumulation unit value
• Beginning of period	$2.794	$2.540	$2.403			$2.224	*
• End of period	$2.575	$2.794	$2.540			$2.403	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	56	57	4			1

Lincoln National Growth and Income subaccount Accumulation unit value
• Beginning of period	$12.093	$13.456	$11.512			$10.320	*
• End of period	$10.676	$12.093	$13.456			$11.512	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	5	4	3			1	**

	2001	2000	1999			1998

Lincoln National International subaccount Accumulation unit value
• Beginning of period	$2.061	$2.070	$1.776			$1.699	*
• End of period	$1.845	$2.061	$2.070			$1.776	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	10	6	8			2

Lincoln National Managed subaccount Accumulation unit value
• Beginning of period	$5.535	$5.645	$5.268			$4.921	*
• End of period	$5.416	$5.535	$5.645			$5.268	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	4	5	5			1

Lincoln National Money Market subaccount Accumulation unit value
• Beginning of period	$2.770	$2.626	$2.521			$2.482	*
• End of period	$2.866	$2.770	$2.626			$2.521	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	615	139	75			131

Lincoln National Social Awareness subaccount Accumulation unit value
• Beginning of period	$6.160	$6.756	$5.885			$5.407	*
• End of period	$5.542	$6.160	$6.756			$5.885	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	8	9	8			2

Lincoln National Special Opportunities subaccount Accumulation unit value
• Beginning of period	$9.576	$8.298	$8.736			$8.224	*
• End of period	$9.726	$9.576	$8.298			$8.736	*	trading began
Number of accumulation units								in 1998.
• End of period (000’s omitted)	3	3	1			1	**

NeubergerBerman AMT Mid-Cap Growth subaccount Accumulation unit value
• Beginning of period	$1.395	$1.516	$1.000	*
• End of period	$1.046	$1.395	$1.516		trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	50	75	15

NeubergerBerman AMT Partners subaccount Accumulation unit value
• Beginning of period	$1.050	$1.048	$1.000	*
• End of period	$1.015	$1.050	$1.048	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	8	7	3

Scudder VIT Equity 500 Index subaccount Accumulation unit value
(formerly Deutsche Asset Management)
• Beginning of period	$1.040	$1.152	$1.000	*
• End of period	$0.908	$1.040	$1.152	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	28	37	15

Scudder VIT Small Cap Index subaccount Accumulation unit value
(formerly Deutsche Asset Management)
• Beginning of period	$1.130	$1.184	$1.000	*
• End of period	$1.147	$1.130	$1.184	*	trading began
Number of accumulation units					in 1999.
• End of period (000’s omitted)	170	156	155

  *These values do not reflect a full year’s experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31. These values reflect actual numbers for the eAnnuity only.
**Units below 500 rounded to 1,000.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in Accumulation Unit value.

The money market subaccount’s yield is based upon investment performance over a 7-day period, which is then annualized.

During exteded periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You can request a free copy of the SAI through our Internet Service Center or by a written request to our servicing office.

Lincoln National Life Insurance Co.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Variable annuity account (VAA)

On June 3, 1981, Lincoln Life established the VAA as an insurance company separate account under Indiana law. The VAA is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act), but the SEC does not supervise the VAA or Lincoln Life.

The VAA is a segregated investment account. This means that by law its assets cannot be charged with li abilities resulting from any other business that we may conduct. All income, gains and losses, realized or not, from assets allocated to the VAA are credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract other than those of the contractholder, are Lincoln Life’s.

We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contract described in this prospectus.

Investments of the VAA

The VAA consists of several Subaccounts. A separate Subaccount corresponds to each fund. You decide the Subaccount(s) to which you allocate Purchase Payments. Shares of the funds will be sold at net asset value to the VAA in order to fund the Contract. Any transaction you make will take place at the next net asset values determined after the receipt of your transaction request. The funds are required to redeem their shares at net asset value upon our request.

A fund’s prospectus explains how the net asset value for that fund is calculated. You should read the funds’ prospectuses carefully before you invest in this Contract. We reserve the right to add, delete or substitute funds, subject to regulatory approval. All funds may not be available in all states.

Investment advisers
The investment advisers of the funds are:

American Century Variable Portfolios VP International is managed by American Century Investments.

Baron Capital Asset Fund is managed by BAMCO, Inc.

Delaware Group VIP Trust is managed by Delaware Management Company. The Global Bond Series is managed by Delaware International Advisers, Ltd.

Janus Aspen Series Worldwide Growth Fund is managed by Janus Capital Management LLC.

Lincoln National Bond Fund, Lincoln National Managed Fund and Lincoln National Money Market Fund are managed by Delaware Management Company.*

Lincoln National Capital Appreciation Fund is managed by Delaware Management Company* and sub-advised by Janus Capital Management LLC.

Lincoln National Equity Income Fund is managed by Delaware Management Company* and sub-advised by Fidelity Management Trust Co.

Lincoln National Growth and Income Fund is managed by Delaware Management Company* and sub-advised by Goldman Sachs Asset Management. It is anticipated that the subadviser may change. If a change is made, you will be notified by supplement to the Lincoln National Growth & Income Fund prospectus.

Lincoln National International Fund is managed by Del-aware Management Company* and sub-advised by Delaware International Advisers, Ltd.

Lincoln National Social Awareness Fund and Lincoln National Special Opportunities Fund are managed by Delaware Management Company.**

Neuberger Berman Advisors Management Trust is managed by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.

Scudder VIT Funds are managed by Bankers Trust  Company.

*
Delaware Management Company is a series of Delaware Management Business Trust, a registered investment adviser. Prior to May 1, 2002, the Fund was advised by Delaware Lincoln Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.

**
Delaware Management Company is a series of Delaware Management Business Trust, a registered investment adviser. Prior to May 1, 2002, the fund was advised by Vantage Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.

Additional information regarding the investment advisers to each of the funds may be found in the Prospectuses for the funds.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Descriptions of the Funds
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Following are brief summaries of the investment objectives and policies of the funds. There is more detailed information in the current prospectuses for the funds.

Each Fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders in that Fund.

These definitions are very general. The precise legal definitions for these terms are contained in the Investment Company Act of 1940. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve its stated objectives.

1.
American Century VP International—The fund seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.

2.
Baron Capital Asset Fund—The fund seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

3.
Delaware VIP Global Bond Series—The fund seeks current income consistent with preservation of principal. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations. The Series will invest in issuers located throughout the world.

4.
Delaware VIP Large Cap Value Series (formerly Delaware Premium Growth & Income Series)—The fund seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series’ net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

5.
Delaware VIP Trend Series—The fund seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team’s view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

6.
Janus Aspen Worldwide Growth Fund—The fund seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

7.	Lincoln National Bond Fund—The fund seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

8.
Lincoln National Capital Appreciation Fund—The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stock in companies of all sizes that are competing well and with products or services are in high demand. It may also buy some money market securities and bonds, including high risk (junk) bonds.

9.
Lincoln National Equity-Income Fund—The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

10.
Lincoln National Growth and Income Fund—The fund seeks long-term capital appreciation. Dividend income is a secondary consideration. The fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

11.
Lincoln National International Fund—The fund seeks long-term capital appreciation. The fund trades in securities issued outside the United States—mostly stocks, with an occasional bond or money market security.

12.
Lincoln National Managed Fund—The fund seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.

13.
Lincoln National Money Market Fund—The fund seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations, the U.S. Government, and federally-chartered banks and U.S. branches of foreign banks.

14.	Lincoln National Social Awareness Fund—The fund seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social responsibility criteria.

15.
Lincoln National Special Opportunities Fund—The fund seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

16.	Neuberger Berman AMT Mid-Cap Growth Fund—The fund seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.

17.	Neuberger Berman AMT Partners Fund—The fund seeks capital growth by investing mainly in common stocks of mid-to large capitalization established companies using the value-oriented investment approach.

18.
Scudder VIT Equity 500 Index Fund—The fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

19.
Scudder VIT Small Cap Index Fund—The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional Accumulation Units or Annuity Units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute funds with the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investment or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses of providing administrative and distribution services and for assuming certain risks under the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account.

We may pay commissions to broker-dealers as a percentage of Purchase Payments. Commission payments will not result in increased charges and other expenses, and thus will not affect your Contract Value.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 0.55% of the daily net asset value. This is our annuity asset charge. The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Internet Service Center, and the costs associated with sales of the VAA. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

Surrender charge
The Surrender Charge percentage applies (except as described below) to surrenders or withdrawals according to the following schedule:

	Contract Year
	1	2	3	4 or more

Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

In the case of a withdrawal, the Surrender Charge will be deducted from the remaining Contract Value and will itself be subject to a Surrender Charge.

A Surrender Charge does not apply to:

1.	A surrender or withdrawal after the initial payment has been invested at least three full years.

2.	Annuitization of the Contract by electing an Annuity Payout Option available within the Contract.

3.
A surrender of the Contract as a result of the death of the Contractowner; or in the case of joint Contractowners, the death of one of the Contractowners. The Surrender Charges are not waived as a result of the death of an Annuitant who is not the Contractowner.

If a non-natural person (for example, a corporation) is the Contractowner, the Annuitant will be considered the Contractowner for purposes of (3) above.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the Contracts or the VAA will be deducted from the Contract Value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, depending upon the law of your state of residence. In those states which tax these premiums, the tax generally ranges from zero to 5.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The Surrender Charges described previously may be reduced or eliminated for any particular Contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with: (1) the Internet Service Center; (2) the use of mass enrollment procedures; (3) the performance of administrative or sales functions by the employer; (4) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or (5) any other circumstances which reduce distribution or administrative expenses. The exact amount of Surrender Charges applicable to a particular Contract will be stated in that Contract.

The contract

Purchase of contract
If you wish to purchase the Contract, you must apply for it through the Internet Service Center. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you through the Internet Service Center. See Distribution of the contracts.

Once a completed application and all other information necessary for processing a purchase order are received, the initial Purchase Payment will be invested in the VAA no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial Purchase Payment must be invested in the VAA within two business days.

Purchase Payments can be mailed to: Lincoln National Life Insurance Company, P.O. Box 62120, Baltimore, MD 21264-2120.

Who can invest
To apply for the Contract, you must be of legal age—but no older than age 85—in a state where the Contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.

Purchase payments
The minimum initial Purchase Payment is $1,000. Subsequent Purchase payments to the Contract must be at least $100. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000. Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, the maturity date or the death of the Contractowner (or joint Con-tractowner, if applicable), whichever comes first.

Valuation date
Accumulation Units and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m. New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of purchase payments
Purchase Payments are placed into the VAA’s Subac-counts. Following your allocation instructions, each VAA Subaccount invests in shares of the corresponding funds.

Upon allocation to the appropriate Subaccount, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each Subac-count by the value of an Accumulation Unit for that Subaccount on the Valuation Date on which the Purchase Payment is received at our servicing office, if received before 4:00 p.m. New York time. If the Purchase Payment is received at or after 4:00 p.m. New York time, we will use the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
The Contract Value at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Subaccounts under the Contract.

The value of a Subaccount on any Valuation Date is the number of Accumulation Units in the Subaccount multiplied by the value of an Accumulation Unit in the Subaccount at the end of the Valuation Period.

Accumulation Units for each Subaccount are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation
Period to Valuation Period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The Accumulation Unit value for a Subaccount for any later Valuation Period is determined as follows:

1.
The total value of fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.
The liabilities of the Subaccount at the end of the Valuation Period (such liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines are as a result of the operations from the Variable Account); the result divided by

3.	The outstanding number of Accumulation Units in the Subaccount at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period. On an annual basis the annuity asset charge will not exceed 0.55%. The Accumulation Unit value and Annuity Unit value may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by Lincoln Life.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in another Subac-count. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

A transfer may be made through our Internet Service Center or by writing to our servicing office. In order to prevent unauthorized or fraudulent Internet transfers, we may require Contractowners to provide certain identifying information before we will act upon their instructions. We may also assign the Contractowner a password to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Confirmation of all transfer requests will be mailed electronically to the Contractowner on the next
Valuation Date. Internet transfers will be processed on the Valuation Date that they are received when they are received at our Internet Service Center before 4 p.m. EST.

We reserve the right to refuse a transfer if, in the investment advisor’s judgement, we would be unable to invest effectively according to the Fund’s investment objectives as a result of such a transfer. We reserve the right to revise the transfer privilege at any time.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is NOT designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.

Transfers after the annuity commencement date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount. Those transfers will be limited to three times per Contract Year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for transfers.

Death benefit before the annuity commencement date
You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by filing a written request with our servicing office, or through our Internet Service Center. Each change of Beneficiary revokes any previous designation.

If there is a single Contractowner and the Con-tractowner dies before the Annuity Commencement Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the day on which Lincoln Life approves the payment of the claim.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This approval will be granted upon receipt of: (1) proof, satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.

If a lump sum settlement is requested, the proceeds will be paid within seven days of receipt of satisfactory claim documentation as discussed previously. Contract proceeds from the VAA will be paid within seven days as stated previously, except (i) when the NYSE is closed (except weekends and holidays); (ii) at times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to 16 protect contract owners. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits. All payments must satisfy the requirements of Internal Revenue Code of 1986, as amended, (Code) section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See Federal tax matters—Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:

1.	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or

2.	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death substantially equal installments over a period not extending beyond the Beneficiary’s life expectancy.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as Contractowner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Con-tractowner and the above distribution rules apply.

If there are joint Contractowners, upon the death of the first joint Contractowner, the surviving joint Con- tractowner will receive the Death Benefit. The surviving joint Contractowner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contractowner, as spouse of the deceased joint Contractowner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.

Joint ownership
If a joint Contractowner is named in the application, the joint Contractowners shall be treated as having equal undivided interests in the Contract. Either Contractowner, independently of the other, may exercise any ownership rights in this Contract. Only spouses may be joint Contractowners.

Death of annuitant
If the Annuitant is also the Contractowner or a joint Contractowner, then the Death Benefit will be subject to the provisions of this Contract regarding death of the Contractowner. If the surviving spouse assumes the Contract, the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contractowner or joint Contractowner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contractowner (or joint owner if younger) becomes the Annuitant.

Surrenders and withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request or through our Internet Service Center, subject to the rules discussed below. None of the current annuitization options allow surrender or withdrawal rights after the Annuity Commencement Date.

The Contract Value available upon surrender/withdrawal is the cash surrender value (Contract Value less any applicable Surrender Charge) at the end of the Valuation Period during which the request for surrender/ withdrawal is received at the servicing office or Internet Service Center. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subac-counts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $1000. Unless prohibited, surrender/withdrawal payments will be mailed or electronically transferred within seven days after we receive a valid request at the servicing office or through the Internet Service Center. The payment may be postponed as permitted by the Investment Company Act of 1940.

There may be charges associated with surrender of the Contract or withdrawal of Contract Value. These charges are deducted from the amount you request to be withdrawn. See Charges and Other Deductions.

The tax consequences of a surrender or withdrawal are discussed in the section Federal Tax Status of this prospectus.

We reserve the right to terminate the Contract, if your Contract fails to meet minimum Contract Value or payment frequencies as set forth in your state’s nonforfeit-ure law for individual deferred annuities.

Amendment of contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified of any changes, modifications or waivers.

Ownership
As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. IRAs may not be assigned or transferred except as permitted by a domestic relations order and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the Contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Contracts may vary as required by states. Questions about your Contract should be directed to us by e-mail to our Internet Service Center or in writing to our servicing office.

Annuity payouts

You may select any Annuity Commencement Date permitted by law provided that the Annuity Commencement Date occurs before the Annuitant’s (or the elder of the joint Annuitants’) 85th birthday. You may select one of the forms of payout of annuities available under the Contract (described below). Annuity payments to you under any of the Annuity Payout Options are made on a monthly basis and may vary in amount.

Annuity options
Life annuity.    This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

Life Annuity with Guaranteed Period.    This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The guaranteed period is selected by the Contractowner.

Joint Life Annuity.    This option offers a periodic pay-out during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period.    This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The guaranteed period is selected by the Contractowner.

General information
None of the options listed above currently provide withdrawal features permitting the Contractowner to withdraw commuted values as a lump sum payment. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. The annuity asset charge will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The Annuity Commencement Date is usually on or before the Annuitant’s 85th birthday. You may change the Annuity Commencement Date or change the Annuity Payout Option up to the scheduled Annuity Commencement Date, through our Internet Service Center or by written notice to the servicing office. You must give us at least 14 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout Option.

Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a variable basis, in proportion to the Subaccount allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for payouts for a guaranteed period, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life annuity) will be paid to the Contractowner if living, otherwise to your Beneficiary as payouts become due.

Variable annuity payouts
Variable Annuity Payouts will be determined using:

1.	The Contract Value on the Annuity Commencement Date;

2.	The annuity tables contained in the Contract;

3.	The Annuity Payout Option selected; and

4.	The investment performance of the funds selected.

We determine the amount of Annuity Payouts by:

1.	Determining the dollar amount of the first periodic payout; then

2.	Crediting the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.	Calculating the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying funds perform, relative to the 5% assumed rate. The SAI contains a more complete explanation of this calculation.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).

•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.

•	Your right to choose particular investments for a contract must be limited.

•	The annuity commencement date must not occur near the end of the annuitant’s life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the pur chase payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, bonus credits and persistency credits are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the IRS. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.
Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract’s purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant’s 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant’s death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the I-4Life® Solution, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

•	Death prior to the annuity commencement date—

•	If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

If	the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

•	Death after the annuity commencement date—

•
If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

•	If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

•	you receive on or after you reach age 59½,

•	you receive because you became disabled (as defined in the tax law),

•	a beneficiary receives on or after your death, or

•	you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner’s purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract’s death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)

•	Roth IRAs

•	Traditional IRA that is part of a Simplified Employee Pension Plan(“SEP”)

•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

•	403(b) plans (public school system and tax-exempt organization annuity plans)

•	401(a) plans (qualified corporate employee pension and profit-sharing plans)

•	403(a) plans (qualified annuity plans)

•	H.R. 10 or Keogh Plans (self-employed individual plans)

•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

•
Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant’s specific circumstances, e.g., the participant’s compensation.

•
Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70½. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70½ or retirement.

•
Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the recipient’s income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70½ or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual  distribution from the qualified plan.

The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax  ramifications.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

•	received on or after the annuitant reaches age 59½,

•	received on or after the annuitant’s death or because of the annuitant’s disability (as defined in the tax law),

•	received as a series of substantially equal periodic payments for the annuitant’s life (or life expectancy), or

•	received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the funds shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners that have interests in any Subaccounts which invest in the funds. If the Investment Company Act of 1940 or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the funds shares in our own right, we may elect to do so.

The number of votes which the Contractowner has the right to cast will be determined by applying the Con-tractowner’s percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a Subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish Contractowners with a voting interest in a Subac-count with proxy voting material, reports and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote funds shares.

Distribution of the contracts

We are the distributors of the Contracts. They will be sold through the Internet Service Center we maintain for this purpose. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD).

Return privilege

Within the free-look period after you receive the Contract, you may cancel it for any reason through our Internet Service Center or by delivering or mailing it, postage prepaid, to Lincoln Financial Direct at P.O. Box 691, Leesburg, VA 20178. A Contract canceled under this provision will be void and your Contract Value will be returned. No Surrender Charge will be assessed.

The Purchase Payments will be invested in the Lincoln National Money Market Fund during the free-look period.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. That Department conducts a full examination of our operations at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have en- tered into an agreement with the Delaware Service Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will electronically mail to you, at your last known e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

Other information

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Contracts being offered here. This prospectus is only a part of that registration statement and, therefore, does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the complete registration statement for further information about the VAA, Lincoln Life and the Contracts offered. Statements in this prospectus about the content of Contracts and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association (‘‘IMSA’’) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

During 2001, Lincoln Life sold its reinsurance operation to Swiss Re. See Note 9 of the statutory-basis financial statements of Lincoln Life for additional information regarding the sale.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and a review of available facts, it is management’s opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.
Statement of Additional Information
Table of contents for the VAA

Item	Page

General information and history of Lincoln Life	B-2

Special terms	B-2

Services	B-2

Purchase of securities being offered	B-2

Calculation of investment results	B-2

Annuity payouts	B-4

Determination of accumulation and annuity unit value	B-5

Advertising and sales literature	B-5

Financial statements	B-7

For a free copy of the SAI please see page one of this prospectus.

eAnnuity®

Lincoln National Variable Annuity Account C (VAA) (Registrant)

Lincoln National Life Insurance Company (Depositor)

STATEMENT OF ADDITIONAL INFORMATION (SAI)

This SAI should be read in conjunction with the eAnnuity® prospectus of the VAA dated May 1, 2002. You may request a free copy of the eAnnuity® VAA Prospectus from help@AnnuityServicing.com or you may write Annuity Net, Inc., P.O. Box 691, Leesburg, VA 20178.

This SAI is not a Prospectus.

The date of this SAI is May 1, 2002.

General information and history of Lincoln National Life Insurance Co. (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the prospectus. They are capitalized to make this document more understandable.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Service Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Principal Underwriter

Lincoln Life is the principal underwriter for the variable annuity contract. We may not offer a Contract continuously or in every state. Lincoln Life retains no underwriting commission from the sale of the Variable Annuity Contracts.

Purchase of securities being offered

The variable annuity contract is offered to the public through Lincoln Life’s Internet Service Center. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus, the Surrender Charges may be waived.

There are exchange privileges between Subaccounts. (See The Contract in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

Calculation of investment results

Money Market Fund subaccounts:

At times the VAA may advertise the Money Market subaccount’s yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week, is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The 7-day Money Market yield reported is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 1999); then dividing this figure by the account value at the beginning of the period; then annualizing. This yield includes all deductions charged to the contractowner’s account, and excludes any realized gains and losses from the sale of securities. The 7-day Money Market yield as of December 31, 2000 was 5.48%.

Total Returns

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial purchase payment of $1,000
	T	=	average annual total return for the period in question
	n	=	number of years
	ERV	=
ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report “N/A’s” for standard performance until one year after the option became available in the Separate Account.

Standard performance data as of December 31, 2001

Subaccounts	1-year	5-year	10-year/ since Inception*		Commenced

Americal Century VP International	-31.68%	N/A	-3.74	%*	01/29/99
Baron Capital Asset	8.37	N/A	12.81	*	01/29/99
Delaware VIP Global Bond	-4.00	0.48%	2.35	*	05/01/96
Delaware VIP Large Cap Value (formerly Delaware Growth & Income)	-7.28	8.05	9.39	*	05/01/96
Delaware VIP Trend	-18.33	12.90	11.18	*	05/01/96
Janus Aspen Worldwide Growth	-25.18	N/A	-0.51	*	01/29/99
Lincoln National Bond	5.30	6.40	6.51		12/28/81
Lincoln National Capital Appreciation	-28.50	8.80	11.12	*	02/03/94
Lincoln National Equity-Income	-10.62	9.30	12.60	*	02/03/94
Lincoln National Growth and Income	-14.37	7.61	10.51		12/28/81
Lincoln National International	-13.15	4.55	6.75		05/01/91
Lincoln National Managed	-5.09	6.87	8.40		04/27/83
Lincoln National Money Market	0.34	4.43	4.00		01/07/82
Lincoln National Social Awareness	-12.72	8.95	12.55		05/02/88
Lincoln National Special Opportunities	-1.48	8.54	11.03		12/28/81
NB AMT Mid-Cap Growth	-27.31	N/A	1.19	*	01/29/99
NB AMT Partners	-6.26	N/A	0.15	*	01/29/99
Scudder VIT Equity 500 Index (formerly Deutsche Asset Mgmt.)	-15.29	N/A	-3.58	*	01/29/99
Scudder Small Cap Index (formerly Deutsche Asset Mgnt.)	-1.54	N/A	4.44	*	01/29/99

Non-standard investment results:

The VAA may report its results over various periods—daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime—and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner’s investment may be worth more or less than the original investment. The performance numbers in the following tables do not reflect surrender charge.

Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

Non-standard performance data as of December 31, 2001 (Adjusted for Contract Expense Charges):

Subaccounts	YTD	1-year	3-year	5-year	10-year	Since Inception	As if commenced

Americal Century VP International	-29.56%	-29.56%	-1.67%	5.79%	N/A	6.25%	05/01/94
Baron Capital Asset	11.72	11.72	13.50	N/A	N/A	22.50	10/01/98
Delaware VIP Global Bond	-1.03	-1.03	-1.63	0.48	N/A	2.35	05/01/96
Delaware VIP Large Cap Value (formerly Delaware Growth & Income)	-4.42	-4.42	0.69	8.05	11.47%	9.87	07/28/88
Delaware VIP Trend	-15.80	-15.80	9.61	12.90	N/A	13.89	12/27/93
Janus Aspen Worldwide Growth	-22.86	-22.86	1.86	10.48	N/A	15.09	09/13/93
Lincoln National Bond	8.55	8.55	4.82	6.40	6.51	9.59	12/28/81
Lincoln National Capital Appreciation	-26.29	-26.29	-3.73	8.80	N/A	11.12	02/03/94
Lincoln National Equity-Income	-7.85	-7.85	2.33	9.30	N/A	12.60	02/03/94
Lincoln National Growth and Income	-11.72	-11.72	-2.48	7.61	10.51	12.98	12/28/81
Lincoln National International	-10.46	-10.46	1.28	4.55	6.75	6.23	05/01/91
Lincoln National Managed	—2.15	-2.15	0.92	6.87	8.40	9.86	04/27/83
Lincoln National Money Market	3.45	3.45	4.37	4.43	4.00	5.80	01/07/82
Lincoln National Social Awareness	-10.02	-10.02	-1.98	8.95	12.55	13.73	05/02/88
Lincoln National Special Opportunities	1.57	1.57	3.64	8.54	11.03	12.45	12/28/81
NB AMT Mid-Cap Growth	-25.06	-25.06	1.82	N/A	N/A	13.79	11/03/97
NB AMT Partners	-3.36	-3.36	1.10	6.93	N/A	11.77	03/22/94
Scudder VIT Equity 500 Index (formerly Deutsche Asset Mgmt.)	-12.66	-12.66	-1.88	N/A	N/A	5.00	10/01/97
Scudder VIT Small Cap Index (formerly Deutsche Asset Mgnt.)	1.51	1.51	5.00	N/A	N/A	3.83	08/25/97

Annuity payouts

Variable Annuity Payouts

Variable Annuity Payouts will be determined on the basis of: (1)  the value of the Contract on the Annuity Commencement Date; (2)  the annuity tables contained in the Contract; (3)  the type of annuity option selected; and (4)  the investment performance of the eligible Fund(s) selected. In order to determine the amount of variable Annuity Payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the Annuitant with a fixed number of Annuity Units based on the amount of the first payout; and third, it calculates the value of the Annuity Units each period thereafter. These steps are explained below.

The dollar amount of the first variable Annuity Payout is determined by applying the total value to the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid within 14 days after) the Annuity Commencement Date. The monthly anniversary of the Annuity Commencement Date will become the date on which all future Annuity Payouts will be calculated. Amounts shown in the tables are based on the 1983(a) Individual Mortality Table modified, with an assumed investment return at the rate of 5% per annum. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The 5% interest rate stated above is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%,

Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in Contracts where not prohibited by law.

At an Annuity Commencement Date, the Annuitant is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying eligible Funds. The amount of the second and subsequent annuity payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending on the monthly anniversary of the annuity commencement date.

The value of each Subaccount Annuity Unit was arbitrarily established. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined as follows:

1.
The total value of Fund or Series shares held in the Subaccount is calculated by multiplying the number of shares by the net asset value at end of Valuation Period plus any dividend or other distribution.

2.	The liabilities of the Subaccount, including daily charges and taxes, are subtracted

3.	The result is divided by the number of Annuity Units in the Subaccount at the beginning of Valuation Period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of the monthly anniversary of the Annuity Commencement Date to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival

Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Determination of accumulation and annuity unit value

A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange’s (NYSE) most recent announcement (which is subject to change) states that it will be closed on New Year’s Day, Martin Luther King Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the Funds will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those Funds and Series and of the variable account could therefore be significantly affected) on days when the investor has no access to those Funds and Series.

Advertising and sales literature

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best’s Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best’s opinion about that company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer’s claims paying ability, the features of particular Contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody’s, Morningstar, Standard and Poor’s and VARDS.

Marketing materials may employ illustrations of compound interest and dollar-cost averaging, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds and their investment management. Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST’S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch’s global office network.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY’S insurance claims-paying rating is a system of rating insurance company’s financial strength, market leadership and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR’s CORP. insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR’S 500 INDEX (S&P 500)—broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor’s Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index—this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA)—price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the eligible Funds, Lincoln Life intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-cost averaging illustrations.    These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those Subaccounts.

Automatic withdrawal service.    A service provided by Lincoln Life, through which a Contractowner may take any distribution allowed by Code Section 401(a)(9) in the case of qualified contracts, or permitted under Code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

Lincoln Financial Group.    Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $98 billion and annual consolidated revenues of $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, managed accounts, mutual funds, institutional investment management and financial planning and advisory services.

Lincoln Life’s customers.    Sales literature for the VAA, the Funds and Series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this Prospectus, Lincoln Life serves over 17,000 employers and more than 1.5 million individuals.

Lincoln Life’s assets, size.    Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, at year end 2001, Lincoln Life had statutory admitted assets of over $74 billion.

Sales literature and advertisements may reference these and other similar reports from Best’s or other similar publications which report on the insurance and financial services industries.

We may quote the historical performance of the funds, predating their inclusion in the VAA, provided that the policies and objectives of a fund have remained substantially the same.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

FINANCIAL STATEMENTS

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account C

Statement of assets and liabilities

December 31, 2001

	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Mortality & Expense Charges Payable To The Lincoln National Life Insurance Company	Contract Redemptions Due To The Lincoln National Life Insurance Company	Net Assets

AFIS Growth Class 2 Subaccount	$260,785,407	$457,030	$261,242,437	$21,926	$—	$261,220,511
AFIS Growth-Income Class 2 Subaccount	5,154	—	5,154	1	—	5,153
AFIS International Class 2 Subaccount	29,939,954	—	29,939,954	2,471	153,101	29,784,382
AIM International Equity Subaccount	5,179	—	5,179	1	—	5,178
AIM Value Subaccount	5,094	—	5,094	1	—	5,093
American Century VP International Subaccount	281,885	—	281,885	13	193,123	88,749
AVPSF Small Cap Value Class A Subaccount	5,379	—	5,379	1	—	5,378
AVPSF Technology Class B Subaccount	47,456,623	—	47,456,623	4,005	163,956	47,288,662
AVPSF Growth Class B Subaccount	6,687,883	5,032	6,692,915	558	—	6,692,357
Baron Capital Asset Subaccount	67,276,649	552,047	67,828,696	5,603	—	67,823,093
Deutsche Equity 500 Index Subaccount	108,438,264	157,765	108,596,029	9,090	—	108,586,939
Deutsche Small Cap Index Subaccount	22,508,318	175,979	22,684,297	1,881	—	22,682,416
DGPF Trend Subaccount	391,137,613	—	391,137,613	32,692	412,838	390,692,083
DGPF Growth and Income Subaccount	110,807,693	58,722	110,866,415	9,296	—	110,857,119
DGPF Global Bond Subaccount	11,964,620	5,642	11,970,262	985	—	11,969,277
DGPF REIT Subaccount	47,180,658	73,380	47,254,038	3,903	—	47,250,135
DGPF Small Cap Value Service Class Subaccount	37,209,631	453,723	37,663,354	3,102	—	37,660,252
Fidelity VIP Growth Service Class Subaccount	128,527,403	132,067	128,659,470	10,802	—	128,648,668
Fidelity VIP II Contrafund Service Class Subaccount	63,638,031	532	63,638,563	5,309	—	63,633,254
Janus Aspen Worldwide Growth Subaccount	310,393,985	—	310,393,985	25,750	108,747	310,259,488
LN Aggressive Growth Subaccount	296,050,501	160,855	296,211,356	24,810	—	296,186,546
LN Bond Subaccount	402,259,845	15,383	402,275,228	33,138	—	402,242,090
LN Capital Appreciation Subaccount	1,057,519,946	286,128	1,057,806,074	88,528	—	1,057,717,546
LN Equity-Income Subaccount	761,211,459	247,833	761,459,292	63,495	—	761,395,797
LN Global Asset Allocation Subaccount	312,919,941	88,697	313,008,638	25,946	—	312,982,692
LN Growth and Income Subaccount	2,797,746,466	199,411	2,797,945,877	233,376	—	2,797,712,501
LN International Subaccount	313,352,879	—	313,352,879	25,717	985,929	312,341,233
LN Managed Subaccount	675,862,747	—	675,862,747	56,066	468,381	675,338,300
LN Money Market Subaccount	172,131,071	1,272,652	173,403,723	14,253	—	173,389,470
LN Social Awareness Subaccount	1,197,031,791	334,954	1,197,366,745	100,055	—	1,197,266,690
LN Special Opportunities Subaccount	499,972,719	—	499,972,719	41,495	438,791	499,492,433
MFS Capital Opportunities Subaccount	5,151	—	5,151	1	—	5,150
MFS Total Return Subaccount	5,154	—	5,154	1	—	5,153
MFS Utilities Subaccount	4,193,867	143,421	4,337,288	350	—	4,336,938
NB AMT Partners Subaccount	19,244,215	28,511	19,272,726	1,609	—	19,271,117
NB AMT Regency Subaccount	5,359	—	5,359	1	—	5,358
NB AMT Mid-Cap Growth Subaccount	136,992,500	—	136,992,500	11,470	56,911	136,924,119
Putnam Health Sciences Class IB Subaccount	4,652,425	38,977	4,691,402	388	—	4,691,014

	Affiliated	Non-Affiliated
Investments at Cost	$10,043,330,598	$1,698,904,581
Investments at Market	9,084,359,580	1,211,053,879

See accompanying notes.

Lincoln National Variable Annuity Account C

Statement of operations

Year Ended December 31, 2001

	AFIS Growth Class 2 Subaccount	AFIS Growth-Income Class 2 Subaccount

Net Investment Income (Loss):
•Dividends from investment income	$1,059,084	$—
•Dividends from net realized gains on investments	60,567,457	—
•Mortality and expense guarantees:
Multi-Fund® (1.002% Fee Rate)	(2,164,026)	—
Multi-Fund® (1.302% Fee Rate)	(77,688)	—
eAnnuity™ (.55% Fee Rate)	—	—
Multi-Fund® (1.00% Fee Rate)	(1)	(1)
Multi-Fund® (1.30% Fee Rate)	(2)	(2)
Multi-Fund® (1.25% Fee Rate)	(2)	(2)
Multi-Fund® (1.75% Fee Rate)	(2)	(2)
Multi-Fund® (1.95% Fee Rate)	(2)	(2)

NET INVESTMENT INCOME (LOSS)	59,384,818	(9)
Net Realized and Unrealized Gain (Loss) on Investments:
•Net realized gain (loss) on investments	(2,596,701)	—
•Net change in unrealized appreciation or depreciation on investments	(103,231,937)	64

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(105,828,638)	64

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,443,820)	$55

	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount

Net Investment Income (Loss):
•Dividends from investment income	$906,906	$128,796
•Dividends from net realized gains on investments	94,525	1,036,845
•Mortality and expense guarantees:
Multi-Fund® (1.002% Fee Rate)	(968,412)	(161,568)
Multi-Fund® (1.302% Fee Rate)	(31,248)	(11,407)
eAnnuity™ (.55% Fee Rate)	(686)	(1,716)
Multi-Fund® (1.00% Fee Rate)	(1)	(1)
Multi-Fund® (1.30% Fee Rate)	(2)	(2)
Multi-Fund® (1.25% Fee Rate)	(1)	(2)
Multi-Fund® (1.75% Fee Rate)	(2)	(2)
Multi-Fund® (1.95% Fee Rate)	(2)	(2)

NET INVESTMENT INCOME (LOSS)	1,077	990,941
Net Realized and Unrealized Gain (Loss) on Investments:
•Net realized gain (loss) on investments	(1,947,945)	(366,718)
•Net change in unrealized appreciation or depreciation on investments	(11,798,667)	(291,672)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(13,746,612)	(658,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,745,535)	$332,551

See accompanying notes.

AFIS International Class 2 Subaccount	AIM International Equity Subaccount	AIM Value Subaccount	American Century VP International Subaccount	AVPSF Small Cap Value Class A Subaccount	AVPSF Technology Class B Subaccount	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount

$239,905	$18	$7	$94	$—	$—	$14,616	$—
7,237,900	137	102	10,343	—	3,999,942	1,050,684	220,811

(259,574)	—	—	—	—	(474,824)	(65,215)	(446,618)
(8,269)	—	—	—	—	(10,610)	(1,275)	(24,984)
—	—	—	(727)	—	—	—	(399)
(1)	(1)	(1)	—	(1)	(1)	—	—
(2)	(2)	(2)	—	(2)	(2)	—	—
(2)	(2)	(1)	—	(2)	(2)	—	—
(2)	(2)	(2)	—	(2)	(2)	—	—
(2)	(2)	(2)	—	(2)	(2)	—	—

7,209,953	146	101	9,710	(9)	3,514,499	998,810	(251,190)

(13,513,306)	—	—	(34,911)	—	(13,121,696)	(960,931)	(724,101)
967,599	(66)	(105)	7,856	289	(7,256,061)	(2,199,302)	4,439,791

(12,545,707)	(66)	(105)	(27,055)	289	(20,377,757)	(3,160,233)	3,715,690

$(5,335,754)	$80	$(4)	$(17,345)	$280	$(16,863,258)	$(2,161,423)	$3,464,500

DGPF Trend Subaccount	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount	DGPF REIT Subaccount	DGPF Small Cap Value Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP II Contrafund Service Class Subaccount	Janus Aspen Worldwide Growth Subaccount

$—	$171,788	$246,399	$544,099	$—	$—	$426,896	$1,643,493
—	—	—	111,944	—	10,512,995	1,707,585	—

—	—	(114,631)	(362,441)	(118,430)	(1,347,319)	(598,869)	(3,389,047)
(3,872,835)	(955,848)	(4,107)	(8,184)	(4,291)	(42,931)	(27,490)	(68,961)
(984)	(122)	(15)	—	—	—	—	(2,191)
(108,708)	(53,250)	—	(1)	(1)	(1)	(1)	(1)
(1)	(1)	—	(2)	(2)	(2)	(2)	(2)
(2)	(2)	—	(2)	(2)	(2)	(2)	(1)
(2)	(2)	—	(2)	(2)	(2)	(2)	(2)
(2)	(2)	—	(2)	(2)	(2)	(2)	(2)

(3,982,534)	(837,439)	127,646	285,409	(122,730)	9,122,736	1,508,113	(1,816,714)

(11,628,755)	(617,580)	(210,446)	446,510	(199,246)	(6,321,527)	(3,119,597)	(18,298,416)
(69,296,113)	(3,164,680)	(108,727)	1,927,399	1,789,847	(33,527,994)	(7,305,515)	(77,664,307)

(80,924,868)	(3,782,260)	(319,173)	2,373,909	1,590,601	(39,849,521)	(10,425,112)	(95,962,723)

$(84,907,402)	$(4,619,699)	$(191,527)	$2,659,318	$1,467,871	$(30,726,785)	$(8,916,999)	$(97,779,437)

Lincoln National Variable Annuity Account C

Statement of operations (continued)

Year Ended December 31, 2001

	LN Aggressive Growth Subaccount	LN Bond Subaccount

Net Investment Income (Loss):
•Dividends from investment income	$—	$19,007,216
•Dividends from net realized gains on investments	81,755,299	—
•Mortality and expense guarantees:
Multi-Fund® (1.002% Fee Rate)	(3,387,758)	(3,461,811)
Multi-Fund® (1.302% Fee Rate)	(45,147)	(78,260)
eAnnuity™ (.55% Fee Rate)	—	(166)
Multi-Fund® (1.00% Fee Rate)	(1)	(1)
Multi-Fund® (1.30% Fee Rate)	(2)	(2)
Multi-Fund® (1.25% Fee Rate)	(2)	(1)
Multi-Fund® (1.75% Fee Rate)	(2)	(2)
Multi-Fund® (1.95% Fee Rate)	(2)	(2)

NET INVESTMENT INCOME (LOSS)	78,322,385	15,466,971
Net Realized and Unrealized Gain (Loss) on Investments:
•Net realized gain (loss) on investments	(9,854,837)	444,858
•Net change in unrealized appreciation or depreciation on investments	(232,105,814)	9,674,334

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(241,960,651)	10,119,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(163,638,266)	$25,586,163

	LN Special Opportunities Subaccount	MFS Capital Opportunities Subaccount

Net Investment Income (Loss):
•Dividends from investment income	$7,006,502	$—
•Dividends from net realized gains on investments	—	—
•Mortality and expense guarantees:
Multi-Fund® (1.002% Fee Rate)	(4,860,375)	—
Multi-Fund® (1.302% Fee Rate)	(62,785)	—
eAnnuity™ (.55% Fee Rate)	(294)	—
Multi-Fund® (1.00% Fee Rate)	(1)	(1)
Multi-Fund® (1.30% Fee Rate)	(2)	(2)
Multi-Fund® (1.25% Fee Rate)	(2)	(1)
Multi-Fund® (1.75% Fee Rate)	(2)	(2)
Multi-Fund® (1.95% Fee Rate)	(2)	(2)

NET INVESTMENT INCOME (LOSS)	2,083,039	(8)
Net Realized and Unrealized Gain (Loss) on Investments:
•Net realized gain (loss) on investments	(1,746,454)	—
•Net change in unrealized appreciation or depreciation on investments	3,779,061	61

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,032,607	61

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,115,646	$53

See accompanying notes.

LN Capital Appreciation Subaccount	LN Equity-Income Subaccount	LN Global Asset Allocation Subaccount	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount

$—	$8,724,340	$1,262,357	$27,843,005	$7,078,640	$21,846,466	$6,195,835	$8,043,614
114,730,056	33,864,070	26,316,144	889,338,475	29,443,669	103,511,962	—	319,893,000

(12,501,047)	(7,669,264)	(3,303,923)	(29,736,381)	(3,385,416)	(6,885,641)	(1,566,788)	(12,487,153)
(268,106)	(173,507)	(48,840)	(289,465)	(45,333)	(93,005)	(41,512)	(253,768)
(1,194)	(933)	—	(335)	(915)	(214)	(2,523)	(270)
(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
(1)	(2)	(2)	(2)	(1)	(2)	(2)	(2)
(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)

101,959,701	34,744,697	24,225,729	887,155,290	33,090,637	118,379,559	4,585,003	315,195,414

(4,961,068)	(1,048,692)	618,654	25,605,549	(11,043,421)	421,178	—	(1,157,588)
(511,439,122)	(104,224,417)	(57,552,322)	(1,329,052,963)	(62,340,373)	(138,648,439)	—	(463,336,369)

(516,400,190)	(105,273,109)	(56,933,668)	(1,303,447,414)	(73,383,794)	(138,227,261)	—	(464,493,957)

$(414,440,489)	$(70,528,412)	$(32,707,939)	$(416,292,124)	$(40,293,157)	$(19,847,702)	$4,585,003	$(149,298,543)

MFS Total Return Subaccount	MFS Utilities Subaccount	NB AMT Partners Subaccount	NB AMT Regency Subaccount	NB AMT Mid-Cap Growth Subaccount	Putnam Health Sciences Class IB Subaccount

$—	$—	$45,567	$—	$—	$—
—	—	432,889	—	—	—

—	(16,504)	(156,760)	—	(1,470,182)	(15,339)
—	(933)	(4,306)	—	(28,112)	(181)
—	—	(47)	—	(432)	—
(1)	(1)	—	(1)	(1)	(1)
(2)	(1)	—	(2)	(2)	(2)
(2)	(1)	—	(2)	(2)	(2)
(2)	(2)	—	(2)	(2)	(2)
(2)	(2)	—	(2)	(2)	(2)

(9)	(17,444)	317,343	(9)	(1,498,735)	(15,529)

—	(113,206)	(374,536)	—	(28,561,257)	(36,201)
64	(432,243)	(449,577)	269	(19,840,296)	(48,677)

64	(545,449)	(824,113)	269	(48,401,553)	(84,878)

$55	$(562,893)	$(506,770)	$260	$(49,900,288)	$(100,407)

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2000 and 2001

	AFIS Growth Class 2 Subaccount	AFIS Growth- Income Class 2 Subaccount

NET ASSETS JANUARY 1, 2000	$—	$—
Changes From Operations:
•Net investment income (loss)	(641,814)	—
•Net realized gain (loss) on investments	(55,314)	—
•Net change in unrealized appreciation or depreciation on investments	(18,213,688)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,910,816)	—
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	242,388,332	—
•Terminated contracts & transfers to annuity reserves	(35,388,504)	—

	206,999,828	—
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	1,278,366	—
•Annuity Payments	(36,752)	—
•Receipt (reimbursement) of mortality guarantee adjustment	(4,132)	—

	1,237,482	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	208,237,310	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	189,326,494	—

NET ASSETS AT DECEMBER 31, 2000	189,326,494	—
Changes From Operations:
•Net investment income (loss)	59,384,818	(9)
•Net realized gain (loss) on investments	(2,596,701)	—
•Net change in unrealized appreciation or depreciation on investments	(103,231,937)	64

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,443,820)	55
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	210,016,845	5,098
•Terminated contracts & transfers to annuity reserves	(92,483,177)	—

	117,533,668	5,098
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	977,809	—
•Annuity Payments	(171,697)	—
•Receipt (reimbursement) of mortality guarantee adjustment	(1,943)	—

	804,169	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	118,337,837	5,098

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,894,017	5,153

NET ASSETS AT DECEMBER 31, 2001	$261,220,511	$5,153

	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount

NET ASSETS JANUARY 1, 2000	$52,899,482	$4,102,056
Changes From Operations:
•Net investment income (loss)	(890,769)	(43,613)
•Net realized gain (loss) on investments	241,714	(87,012)
•Net change in unrealized appreciation or depreciation on investments	(9,083,472)	(1,169,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,732,527)	(1,299,705)
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	105,728,336	40,505,309
•Terminated contracts & transfers to annuity reserves	(47,140,497)	(29,286,605)

	58,587,839	11,218,704
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	707,495	76,899
•Annuity Payments	(87,662)	(7,069)
•Receipt (reimbursement) of mortality guarantee adjustment	(8,194)	(1,643)

	611,639	68,187
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59,199,478	11,286,891

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,466,951	9,987,186

NET ASSETS AT DECEMBER 31, 2000	102,366,433	14,089,242
Changes From Operations:
•Net investment income (loss)	1,077	990,941
•Net realized gain (loss) on investments	(1,947,945)	(366,718)
•Net change in unrealized appreciation or depreciation on investments	(11,798,667)	(291,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,745,535)	332,551
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	60,830,720	20,900,637
•Terminated contracts & transfers to annuity reserves	(41,126,442)	(12,640,547)

	19,704,278	8,260,090
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	361,363	13,074
•Annuity Payments	(95,509)	(9,993)
•Receipt (reimbursement) of mortality guarantee adjustment	(4,091)	(2,548)

	261,763	533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,966,041	8,260,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,220,506	8,593,174

NET ASSETS AT DECEMBER 31, 2001	$108,586,939	$22,682,416

See accompanying notes.

AFIS International Class 2 Subaccount	AIM International Equity Subaccount	AIM Value Subaccount	American Century VP International Subaccount	AVPSF Smalll Cap Value Class A Subaccount	AVPSF Technology Class B Subaccount	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount

$—	$—	$—	$3,613	$—	$—	$—	$9,553,254

(72,967)	—	—	7,017	—	(46,915)	31,817	(166,320)
(1,131,028)	—	—	158,138	—	(393,017)	(41,111)	213,879
(2,509,012)	—	—	(3,602)	—	(24,712,830)	(914,251)	(783,013)

(3,713,007)	—	—	161,553	—	(25,152,762)	(923,545)	(735,454)

66,710,842	—	—	17,951,245	—	110,209,963	8,791,286	26,208,819
(42,339,414)	—	—	(17,976,855)	—	(30,678,779)	(2,507,793)	(11,938,328)

24,371,428	—	—	(25,610)	—	79,531,184	6,283,493	14,270,491

207,734	—	—	—	—	213,707	39,061	—
(6,138)	—	—	—	—	(4,688)	(691)	—
(1,362)	—	—	—	—	(709)	(438)	—

200,234	—	—	—	—	208,310	37,932	—
24,571,662	—	—	(25,610)	—	79,739,494	6,321,425	14,270,491

20,858,655	—	—	135,943	—	54,586,732	5,397,880	13,535,037

20,858,655	—	—	139,556	—	54,586,732	5,397,880	23,088,291

7,209,953	146	101	9,710	(9)	3,514,499	998,810	(251,190)
(13,513,306)	—	—	(34,911)	—	(13,121,696)	(960,931)	(724,101)
967,599	(66)	(105)	7,856	289	(7,256,061)	(2,199,302)	4,439,791

(5,335,754)	80	(4)	(17,345)	280	(16,863,258)	(2,161,423)	3,464,500

118,729,823	5,098	5,097	3,631,612	5,098	57,600,475	9,057,662	76,373,604
(104,598,597)	—	—	(3,665,074)	—	(48,082,922)	(5,637,826)	(35,167,044)

14,131,226	5,098	5,097	(33,462)	5,098	9,517,553	3,419,836	41,206,560

157,955	—	—	—	—	65,693	39,370	66,636
(26,300)	—	—	—	—	(17,164)	(3,151)	(2,779)
(1,400)	—	—	—	—	(894)	(155)	(115)

130,255	—	—	—	—	47,635	36,064	63,742
14,261,481	5,098	5,097	(33,462)	5,098	9,565,188	3,455,900	41,270,302

8,925,727	5,178	5,093	(50,807)	5,378	(7,298,070)	1,294,477	44,734,802

$29,784,382	$5,178	$5,093	$88,749	$5,378	$47,288,662	$6,692,357	$67,823,093

DGPF Trend Subaccount	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount	DGPF REIT Subaccount	DGPF Small Cap Value Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP II Contrafund Service Class Subaccount	Janus Aspen Worldwide Growth Subaccount

$325,648,314	$117,745,579	$14,380,127	$—	$—	$55,155,580	$26,189,067	$146,927,546

23,735,379	8,693,420	(12,788)	(71,463)	—	8,903,364	4,322,447	37,378,175
4,634,016	(5,397,930)	(469,955)	57,795	—	(203,451)	(60,890)	(1,949,207)
(103,330,744)	3,050,486	367,910	1,947,563	—	(33,506,981)	(9,187,477)	(133,691,826)

(74,961,349)	6,345,976	(114,833)	1,933,895	—	(24,807,068)	(4,925,920)	(98,262,858)

584,449,189	27,459,638	3,732,415	49,505,162	—	185,231,932	68,831,585	666,095,360
(319,584,789)	(59,860,071)	(6,376,471)	(21,604,159)	—	(53,333,102)	(23,008,739)	(287,584,549)

264,864,400	(32,400,433)	(2,644,056)	27,901,003	—	131,898,830	45,822,846	378,510,811

906,813	(179,100)	9,761	43,523	—	745,808	130,848	1,284,024
(153,501)	(122,004)	(14,207)	(629)	—	(50,312)	(12,136)	(164,160)
3,017	45,318	42,051	(59)	—	(4,203)	(1,591)	(4,607)

756,329	(255,786)	37,605	42,835	—	691,293	117,121	1,115,257
265,620,729	(32,656,219)	(2,606,451)	27,943,838	—	132,590,123	45,939,967	379,626,068

190,659,380	(26,310,243)	(2,721,284)	29,877,733	—	107,783,055	41,014,047	281,363,210

516,307,694	91,435,336	11,658,843	29,877,733	—	162,938,635	67,203,114	428,290,756

(3,982,534)	(837,439)	127,646	285,409	(122,730)	9,122,736	1,508,113	(1,816,714)
(11,628,755)	(617,580)	(210,446)	446,510	(199,246)	(6,321,527)	(3,119,597)	(18,298,416)
(69,296,113)	(3,164,680)	(108,727)	1,927,399	1,789,847	(33,527,994)	(7,305,515)	(77,664,307)

(84,907,402)	(4,619,699)	(191,527)	2,659,318	1,467,871	(30,726,785)	(8,916,999)	(97,779,437)

117,794,584	58,983,628	6,075,617	54,496,734	46,840,113	34,789,346	32,365,356	82,586,579
(158,363,223)	(35,097,013)	(5,560,511)	(39,982,042)	(10,826,183)	(38,244,767)	(27,058,057)	(102,802,328)

(40,568,639)	23,886,615	515,106	14,514,692	36,013,930	(3,455,421)	5,307,299	(20,215,749)

(28,244)	289,182	—	222,343	184,821	(47,072)	59,004	100,532
(110,892)	(130,787)	(14,084)	(22,328)	(6,131)	(59,461)	(19,490)	(134,769)
(434)	(3,528)	939	(1,623)	(239)	(1,228)	326	(1,845)

(139,570)	154,867	(13,145)	198,392	178,451	(107,761)	39,840	(36,082)
(40,708,209)	24,041,482	501,961	14,713,084	36,192,381	(3,563,182)	5,347,139	(20,251,831)

(125,615,611)	19,421,783	310,434	17,372,402	37,660,252	(34,289,967)	(3,569,860)	(118,031,268)

$390,692,083	$110,857,119	$11,969,277	$47,250,135	$37,660,252	$128,648,668	$63,633,254	$310,259,488

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2000 and 2001

	LN Aggressive Growth Subaccount	LN Bond Subaccount

NET ASSETS JANUARY 1, 2000	$391,889,126	$299,933,414
Changes From Operations:
•Net investment income (loss)	19,407,667	13,586,232
•Net realized gain (loss) on investments	3,986,137	(2,700,024)
•Net change in unrealized appreciation or depreciation on investments	(60,738,302)	13,691,896

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(37,344,498)	24,578,104
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	344,926,722	63,648,953
•Terminated contracts & transfers to annuity reserves	(197,351,110)	(111,476,420)

	147,575,612	(47,827,467)
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	377,851	(61,499)
•Annuity Payments	(189,180)	(76,794)
•Receipt (reimbursement) of mortality guarantee adjustment	(2,958)	(132,471)

	185,713	(270,764)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	147,761,325	(48,098,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS	110,416,827	(23,520,127)

NET ASSETS AT DECEMBER 31, 2000	502,305,953	276,413,287
Changes From Operations:
•Net investment income (loss)	78,322,385	15,466,971
•Net realized gain (loss) on investments	(9,854,837)	444,858
•Net change in unrealized appreciation or depreciation on investments	(232,105,814)	9,674,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(163,638,266)	25,586,163
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	78,990,804	233,771,068
•Terminated contracts & transfers to annuity reserves	(121,481,919)	(133,948,763)

	(42,491,115)	99,822,305
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	143,283	511,136
•Annuity Payments	(131,905)	(479,930)
•Receipt (reimbursement) of mortality guarantee adjustment	(1,404)	389,129

	9,974	420,335
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,481,141)	100,242,640

TOTAL INCREASE (DECREASE) IN NET ASSETS	(206,119,407)	125,828,803

NET ASSETS AT DECEMBER 31, 2001	$296,186,546	$402,242,090

	LN Special Opportunities Subaccount	MFS Capital Opportunities Subaccount

NET ASSETS JANUARY 1, 2000	$627,230,815	$—
Changes From Operations:
•Net investment income (loss)	99,072,752	—
•Net realized gain (loss) on investments	(8,480,056)	—
•Net change in unrealized appreciation or depreciation on investments	(33,928,342)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,664,354	—
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	64,260,180	—
•Terminated contracts & transfers to annuity reserves	(247,568,099)	—

	(183,307,919)	—
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	(56,075)	—
•Annuity Payments	(236,170)	—
•Receipt (reimbursement) of mortality guarantee adjustment	(11,552)	—

	(303,797)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(183,611,716)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,947,362)	—

NET ASSETS AT DECEMBER 31, 2000	500,283,453	—
Changes From Operations:
•Net investment income (loss)	2,083,039	(8)
•Net realized gain (loss) on investments	(1,746,454)	—
•Net change in unrealized appreciation or depreciation on investments	3,779,061	61

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,115,646	53
Changes From Unit Transactions:
Accumulation Units:
•Contract purchases	102,594,452	5,097
•Terminated contracts & transfers to annuity reserves	(107,474,276)	—

	(4,879,824)	5,097
Annuity Reserves:
•Transfer from accumulation units & between subaccounts	177,194	—
•Annuity Payments	(201,653)	—
•Receipt (reimbursement) of mortality guarantee adjustment	(2,383)	—

	(26,842)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,906,666)	5,097

TOTAL INCREASE (DECREASE) IN NET ASSETS	(791,020)	5,150

NET ASSETS AT DECEMBER 31, 2001	$499,492,433	$5,150

See accompanying notes.

LN Capital Appreciation Subaccount	LN Equity- Income Subaccount	LN Global Asset Allocation Subaccount	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount

$1,840,085,030	$956,970,903	$480,889,666	$4,555,617,017	$515,787,330	$911,278,088	$178,269,199	$1,868,187,203

68,345,492	222,888,568	25,655,156	266,078,005	14,351,771	67,336,859	7,338,990	126,705,201
44,143,213	45,698,592	15,073,820	303,796,068	2,558,320	30,777,160	—	114,816,281
(441,367,735)	(200,999,956)	(68,945,612)	(997,479,819)	(26,427,001)	(117,513,857)	—	(393,550,391)

(328,879,030)	67,587,204	(28,216,636)	(427,605,746)	(9,516,910)	(19,399,838)	7,338,990	(152,028,909)

825,355,646	139,219,422	54,494,732	459,435,001	168,247,883	71,212,156	399,566,130	254,664,977
(727,668,575)	(332,153,434)	(127,087,576)	(1,105,242,722)	(280,030,554)	(217,403,672)	(441,361,120)	(537,464,860)

97,687,071	(192,934,012)	(72,592,844)	(645,807,721)	(111,782,671)	(146,191,516)	(41,794,990)	(282,799,883)

2,043,290	(606,180)	(264,628)	708,584	(114,806)	223,451	326,054	(88,198)
(975,330)	(529,281)	(348,665)	(4,990,137)	(121,385)	(432,050)	(37,497)	(782,002)
(27,437)	(4,935)	(26,081)	(423,590)	560	(17,526)	(21,768)	(8,231)

1,040,523	(1,140,396)	(639,374)	(4,705,143)	(235,631)	(226,125)	266,789	(878,431)
98,727,594	(194,074,408)	(73,232,218)	(650,512,864)	(112,018,302)	(146,417,641)	(41,528,201)	(283,678,314)

(230,151,436)	(126,487,204)	(101,448,854)	(1,078,118,610)	(121,535,212)	(165,817,479)	(34,189,211)	(435,707,223)

1,609,933,594	830,483,699	379,440,812	3,477,498,407	394,252,118	745,460,609	144,079,988	1,432,479,980

101,959,701	34,744,697	24,225,729	887,155,290	33,090,637	118,379,559	4,585,003	315,195,414
(4,961,068)	(1,048,692)	618,654	25,605,549	(11,043,421)	421,178	—	(1,157,588)
(511,439,122)	(104,224,417)	(57,552,322)	(1,329,052,963)	(62,340,373)	(138,648,439)	—	(463,336,369)

(414,440,489)	(70,528,412)	(32,707,939)	(416,292,124)	(40,293,157)	(19,847,702)	4,585,003	(149,298,543)

229,749,371	168,446,024	29,701,146	288,946,296	144,798,551	67,101,090	233,373,854	159,366,520
(366,650,385)	(167,119,665)	(63,129,850)	(549,545,270)	(186,304,184)	(117,222,269)	(208,656,267)	(244,798,431)

(136,901,014)	1,326,359	(33,428,704)	(260,598,974)	(41,505,633)	(50,121,179)	24,717,587	(85,431,911)

(242,466)	601,197	(66,380)	1,029,151	(10,182)	265,324	78,233	72,954
(626,473)	(486,752)	(250,622)	(3,923,959)	(98,689)	(413,654)	(70,423)	(562,665)
(5,606)	(294)	(4,475)	—	(3,224)	(5,098)	(918)	6,875

(874,545)	114,151	(321,477)	(2,894,808)	(112,095)	(153,428)	6,892	(482,836)
(137,775,559)	1,440,510	(33,750,181)	(263,493,782)	(41,617,728)	(50,274,607)	24,724,479	(85,914,747)

(552,216,048)	(69,087,902)	(66,458,120)	(679,785,906)	(81,910,885)	(70,122,309)	29,309,482	(235,213,290)

$1,057,717,546	$761,395,797	$312,982,692	$2,797,712,501	$312,341,233	$675,338,300	$173,389,470	$1,197,266,690

MFS Total Return Subaccount	MFS Utilities Subaccount	NB AMT Partners Subaccount	NB AMT Regency Subaccount	NB AMT Mid-Cap Growth Subaccount	Putnam Health Sciences Class IB Subaccount

$—	$—	$3,128,641	$—	$22,792,195	$—

—	—	789,241	—	(1,680,105)	—
—	—	(479,071)	—	(1,279,366)	—
—	—	(305,506)	—	(43,849,956)	—

—	—	4,664	—	(46,809,427)	—

—	—	28,718,103	—	378,386,955	—
—	—	(22,537,239)	—	(151,382,904)	—

—	—	6,180,864	—	227,004,051	—

—	—	47,099	—	516,584	—
—	—	(1,816)	—	(34,830)	—
—	—	(373)	—	(1,602)	—

—	—	44,910	—	480,152	—
—	—	6,225,774	—	227,484,203	—

—	—	6,230,438	—	180,674,776	—

—	—	9,359,079	—	203,466,971	—

(9)	(17,444)	317,343	(9)	(1,498,735)	(15,529)
—	(113,206)	(374,536)	—	(28,561,257)	(36,201)
64	(432,243)	(449,577)	269	(19,840,296)	(48,677)

55	(562,893)	(506,770)	260	(49,900,288)	(100,407)

5,098	6,951,175	21,530,622	5,098	99,395,579	6,889,038
—	(2,097,702)	(11,106,618)	—	(116,000,758)	(2,161,824)

5,098	4,853,473	10,424,004	5,098	(16,605,179)	4,727,214

—	47,763	4,574	—	17,265	65,792
—	(1,418)	(5,893)	—	(55,048)	(1,584)
—	13	(3,877)	—	398	(1)

—	46,358	(5,196)	—	(37,385)	64,207
5,098	4,899,831	10,418,808	5,098	(16,642,564)	4,791,421

5,153	4,336,938	9,912,038	5,358	(66,542,852)	4,691,014

$5,153	$4,336,938	$19,271,117	$5,358	$136,924,119	$4,691,014

Lincoln National Variable Annuity Account C

Notes to financial statements

1. Accounting Policies and Account Information

The Variable Account:
Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products, Multi-Fund® and eAnnuity™. The Multi-Fund® product is an annuity contract offering a guaranteed minimum death benefit (GMBD) rider option. Effective August 20, 1998, the eAnnuity™ product became available to clients of the Company. The eAnnuity™ product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account’s assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation:
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments:
The assets of the Variable Accounts are divided into variable subaccounts each of which is invested in shares of thirty eight mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
AFIS Growth Class 2 Fund
AFIS Growth-Income Class 2 Fund
AFIS International Class 2 Fund

AIM Variable Insurance Funds (AIM):
AIM International Equity Fund
AIM Value Fund

American Century Variable Portfolios, Inc. (American Century VP):
American Century VP International Portfolio

Alliance Variable Products Series Fund (AVPSF):
AVPSF Small Cap Value Class A Fund
AVPSF Technology Class B Fund
AVPSF Growth Class B Fund

Baron Capital Funds Trust:
Baron Capital Asset Fund

Deutsche Asset Management VIT Funds Trust (Deutsche):
Deutsche Equity 500 Index Fund
Deutsche Small Cap Index Fund

Delaware Group Premium Fund (DGPF):
DGPF Trend Series
DGPF Growth and Income Series
DGPF Global Bond Series
DGPF REIT Series
DGPF Small Cap Value Service Class Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
Fidelity VP Growth Portfolio Service Class Portfolio

Fidelity Variable Insurance Products Fund II (Fidelity VIP II):
Fidelity VP II Contrafund Portfolio Service Class Portfolio

Janus Aspen Series:
Janus Aspen Series Worldwide Growth Portfolio

Lincoln National (LN):
LN Aggressive Growth Fund
LN Bond Fund
LN Capital Appreciation Fund
LN Equity-Income Fund
LN Global Asset Allocation Fund
LN Growth and Income Fund
LN International Fund
LN Managed Fund
LN Money Market Fund
LN Social Awareness Fund
LN Special Opportunities Fund

MFS Variable Insurance Trust (MFS):
MFS Capital Opportunities Series
MFS Total Return Series
MFS Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
NB AMT Partners Portfolio
NB AMT Regency Portfolio
NB AMT Mid-Cap Growth Portfolio

Putnam Variable Trust:
Putnam Health Sciences Class IB Fund

Investments in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

Dividends:
Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes:
Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account’s net investment income and the net realized gain on investments.

Annuity Reserves:
Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

2. Mortality and Expense Guarantees & Other Transactions with Affiliate
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the two contract types and the corresponding rider options within the Variable Account:

•	Multi-Fund® at a daily rate of .00274525% (1.002% on an annual basis)
•	Multi-Fund® at a daily rate of .00356712% (1.302% on an annual basis)
•	eAnnuity™ at a daily rate of .00150685% (.55% on an annual basis)
•	Multi-Fund® at a daily rate of .00273973% (1.00% on an annual basis)
•	Multi-Fund® at a daily rate of .00356164% (1.30% on an annual basis)
•	Multi-Fund® at a daily rate of .00342466% (1.25% on an annual basis)
•	Multi-Fund® at a daily rate of .00479452% (1.75% on an annual basis)
•	Multi-Fund® at a daily rate of .00534247% (1.95% on an annual basis)

In addition, $16,950,960 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2001.

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values

A summary of unit values, units outstanding, and net assets for variable annuity contracts at December 31 follows. Mortality and expense rates (fee rates) listed below are annualized rates.

	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

AFIS Growth Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	5/22/00	$1.00	$—	$—	$—	$1.00	$0.81
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/22/00	1.00	—	—	—	1.00	0.81
Multi-Fund® (1.302% Fee Rate)	5/22/00	1.00	—	—	—	0.99	0.80
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
AFIS Growth-Income Class 2 Fund
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
AFIS International Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.86	0.68
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.86	0.68
Multi-Fund® (1.302% Fee Rate)	5/22/00	1.00	—	—	—	0.86	0.68
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.02
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.02
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.02
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.01
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.01
AIM International Equity Fund
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.16
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.16
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.16
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.16
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.15
AIM Value Fund
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.00
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
American Century VP International Portfolio
eAnnuity™ (.55% Fee Rate)	1/28/99	1.00	—	—	1.55	1.28	0.90
AVPSF Small Cap Value Class A Fund
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.56
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.55
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.55
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.55
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.54
AVPSF Technology Class B Fund
Multi-Fund® (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.77	0.57
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.77	0.57
Multi-Fund® (1.302% Fee Rate)	5/22/00	1.00	—	—	—	0.77	0.56
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.95
AVPSF Growth Class B Fund
Multi-Fund® (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.90	0.68
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/22/00	1.00	—	—	—	0.90	0.68
Multi-Fund® (1.302% Fee Rate)	5/22/00	1.00	—	—	—	0.90	0.68

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

Baron Capital Asset Fund
Multi-Fund® (1.002% Fee Rate)	8/27/99	$1.00	$—	$—	$1.21	$1.16	$1.29
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.21	1.16	1.29
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.21	1.16	1.28
eAnnuity™ (.55% Fee Rate)	1/28/99	1.00	—	—	1.33	1.29	1.44
Deutsche Equity 500 Index Fund
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.09	0.98	0.85
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.09	0.98	0.85
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.09	0.97	0.85
eAnnuity™ (.55% Fee Rate)	1/28/99	1.00	—	—	1.15	1.04	0.91
eAnnuity™ Annuity Reserves (.55% Fee Rate)	1/28/99	1.00	—	—	1.15	1.04	0.91
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Deutsche Small Cap Index Fund
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.16	1.11	1.12
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.16	1.11	1.12
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.16	1.10	1.11
eAnnuity™ (.55% Fee Rate)	1/28/99	1.00	—	—	1.18	1.13	1.15
eAnnuity™ Annuity Reserves (.55% Fee Rate)	1/28/99	1.00	—	—	1.18	1.13	1.15
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.69
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.68
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.68
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.68
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.67
DGPF Trend Series
Multi-Fund® (1.002% Fee Rate)			1.19	1.37	2.31	2.13	1.78
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.19	1.37	2.31	2.13	1.78
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.02	1.19	1.36	2.29	2.11	1.76
eAnnuity™ (.55% Fee Rate)	8/18/98	1.28	—	1.37	2.32	2.14	1.80
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	1.28	—	1.37	2.32	2.14	1.80
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.54
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.54
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.54
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.54
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.53
DGPF Growth and Income Series
Multi-Fund® (1.002% Fee Rate)			1.46	1.61	1.55	1.71	1.62
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.46	1.61	1.55	1.71	1.62
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.32	1.46	1.60	1.54	1.69	1.60
eAnnuity™ (.55% Fee Rate)	8/18/98	1.51	—	1.61	1.56	1.72	1.65
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	1.51	—	1.61	1.56	1.72	1.65
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.05
DGPF Global Bond Series
Multi-Fund® (1.002% Fee Rate)			1.11	1.18	1.13	1.13	1.11
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.11	1.18	1.13	1.13	1.11
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.10	1.11	1.18	1.12	1.12	1.10
eAnnuity™ (.55% Fee Rate)	8/18/98	1.10	—	1.19	1.14	1.14	1.13
DGPF REIT Series
Multi-Fund® (1.002% Fee Rate)	5/22/00	1.00	—	—	—	1.17	1.26
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/22/00	1.00	—	—	—	1.17	1.26
Multi-Fund® (1.302% Fee Rate)	5/22/00	1.00	—	—	—	1.17	1.26
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.33
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.33
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.33
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.32
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.32

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)

	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

DGPF Small Cap Value Service Class Series
Multi-Fund® (1.002% Fee Rate)	5/29/01	$1.00	$—	$—	$—	$—	$1.02
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/29/01	1.00	—	—	—	—	1.02
Multi-Fund® (1.302% Fee Rate)	5/29/01	1.00	—	—	—	—	1.02
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.58
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.58
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.58
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.57
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.57
Fidelity VIP Growth Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.19	1.05	0.85
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.19	1.05	0.85
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.19	1.04	0.85
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Fidelity VIP II Contrafund Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.15	1.06	0.92
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.15	1.06	0.92
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.14	1.05	0.91
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.25
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.25
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.25
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.25
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.24
Janus Aspen Worldwide Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.44	1.20	0.92
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.44	1.20	0.92
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.43	1.19	0.91
eAnnuity™ (.55% Fee Rate)	1/29/99	1.00	—	—	1.54	1.29	0.99
eAnnuity™ Annuity Reserves (.55% Fee Rate)	1/29/99	1.00	—	—	1.54	1.29	0.99
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.09
LN Aggressive Growth Fund
Multi-Fund® (1.002% Fee Rate)			1.69	1.57	2.21	2.13	1.41
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.69	1.57	2.21	2.13	1.41
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.43	1.68	1.56	2.19	2.11	1.39
eAnnuity™ (.55% Fee Rate)	8/18/98	1.59	—	1.57	2.22	—	—
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.31
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.30
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.30
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.30
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.30
LN Bond Fund
Multi-Fund® (1.002% Fee Rate)			4.63	5.02	4.81	5.28	5.71
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			4.63	5.02	4.81	5.28	5.71
Multi-Fund® (1.302% Fee Rate)	6/23/97	4.40	4.62	5.00	4.78	5.23	5.63
eAnnuity™ (.55% Fee Rate)	8/18/98	4.84	—	5.03	4.84	5.35	5.80
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	4.84	—	5.03	4.84	5.35	5.80
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.98
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.98

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

LN Capital Appreciation Fund
Multi-Fund® (1.002% Fee Rate)			$1.88	$2.57	$3.71	$3.09	$2.27
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.88	2.57	3.71	3.09	2.27
Multi-Fund® (1.302% Fee Rate)	6/23/97	$1.72	1.88	2.56	3.68	3.05	2.23
eAnnuity™ (.55% Fee Rate)	8/18/98	2.20	—	2.58	3.73	3.12	2.30
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	2.20	—	2.58	3.73	3.12	2.30
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.95
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.95
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.95
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.95
LN Equity-Income Fund
Multi-Fund® (1.002% Fee Rate)			2.15	2.40	2.52	2.76	2.54
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			2.15	2.40	2.52	2.76	2.54
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.93	2.15	2.39	2.50	2.74	2.50
eAnnuity™ (.55% Fee Rate)	8/18/98	2.24	—	2.40	2.54	2.79	2.57
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	2.24	—	2.40	2.54	2.79	2.57
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
LN Global Asset Allocation Fund
Multi-Fund® (1.002% Fee Rate)			2.72	3.06	3.37	3.15	2.88
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			2.72	3.06	3.37	3.15	2.88
Multi-Fund® (1.302% Fee Rate)	6/23/97	2.57	2.72	3.04	3.34	3.12	2.84
eAnnuity™ (.55% Fee Rate)	8/18/98	2.91	—	3.06	3.39	—	—
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	2.91	—	3.06	3.39	—	—
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.08
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.08
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.08
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.07
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.07
LN Growth and Income Fund
Multi-Fund® (1.002% Fee Rate)			9.65	11.50	13.38	11.97	10.52
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			9.65	11.50	13.38	11.97	10.52
Multi-Fund® (1.302% Fee Rate)	6/23/97	8.63	9.63	11.44	13.28	11.84	10.38
eAnnuity™ (.55% Fee Rate)	8/18/98	10.45	—	11.51	13.46	12.09	10.68
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	10.45	—	11.51	13.46	12.09	10.68
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
LN International Fund
Multi-Fund® (1.002% Fee Rate)			1.56	1.77	2.06	2.04	1.82
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			1.56	1.77	2.06	2.04	1.82
Multi-Fund® (1.302% Fee Rate)	6/23/97	1.66	1.56	1.76	2.04	2.02	1.79
eAnnuity™ (.55% Fee Rate)	8/18/98	1.67	—	1.78	2.07	2.06	1.85
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	1.67	—	1.78	2.07	2.06	1.85
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.00
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.00
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.99
LN Managed Fund
Multi-Fund® (1.002% Fee Rate)			4.71	5.26	5.61	5.48	5.33
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			4.71	5.26	5.61	5.48	5.33
Multi-Fund® (1.302% Fee Rate)	6/23/97	4.29	4.71	5.24	5.57	5.42	5.26
eAnnuity™ (.55% Fee Rate)	8/18/98	4.95	—	5.27	5.64	5.53	5.42
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	4.95	—	5.27	5.64	5.53	5.42
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.07
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.06

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)

	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

LN Money Market Fund
Multi-Fund® (1.002% Fee Rate)			$2.42	$2.52	$2.61	$2.74	$2.82
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			2.42	2.52	2.61	2.74	2.82
Multi-Fund® (1.302% Fee Rate)	6/23/97	$2.37	2.41	2.51	2.59	2.71	2.78
eAnnuity™ (.55% Fee Rate)	8/18/98	2.48	—	2.52	2.63	2.77	2.87
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	2.48	—	2.52	2.63	2.77	2.87
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.01
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.01
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.01
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.00
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.00
LN Social Awareness Fund
Multi-Fund® (1.002% Fee Rate)			4.95	5.88	6.71	6.09	5.46
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			4.95	5.88	6.71	6.09	5.46
Multi-Fund® (1.302% Fee Rate)	6/23/97	4.21	4.94	5.85	6.66	6.03	5.38
eAnnuity™ (.55% Fee Rate)	8/18/98	5.49	—	5.89	6.76	6.16	5.54
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	5.49	—	5.89	6.76	6.16	5.54
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.14
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.14
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.14
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.13
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.13
LN Special Opportunities Fund
Multi-Fund® (1.002% Fee Rate)			8.25	8.72	8.25	9.47	9.58
Multi-Fund® Annuity Reserves (1.002% Fee Rate)			8.25	8.72	8.25	9.47	9.58
Multi-Fund® (1.302% Fee Rate)	6/23/97	7.20	8.24	8.68	8.19	9.37	9.45
eAnnuity™ (.55% Fee Rate)	8/18/98	8.34	—	8.74	8.30	9.58	9.73
eAnnuity™ Annuity Reserves (.55% Fee Rate)	8/18/98	8.34	—	8.74	8.30	9.58	9.73
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.49
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.49
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.49
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.48
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.48
MFS Capital Opportunities Series
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
MFS Total Return Fund
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.11
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.10
MFS Utilities Series
Multi-Fund® (1.002% Fee Rate)	5/29/01	1.00	—	—	—	—	0.79
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/29/01	1.00	—	—	—	—	0.79
Multi-Fund® (1.302% Fee Rate)	5/29/01	1.00	—	—	—	—	0.79
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.84
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.84
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.84
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.83
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.83
NB AMT Partners Portfolio
Multi-Fund® (1.002% Fee Rate)	8/27/99	1.00	—	—	1.01	1.01	0.97
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.01	1.01	0.97
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.01	1.00	0.96
eAnnuity™ (.55% Fee Rate)	1/29/99	1.00	—	—	1.05	1.05	1.01
NB AMT Regency Portfolio
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.52
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.51
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.51
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.51
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.50

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	Commencement Date	Commencement Unit Value	1997 Unit Value	1998 Unit Value	1999 Unit Value	2000 Unit Value	2001 Unit Value

NB AMT Mid-Cap Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	8/27/99	$1.00	$—	$—	$1.46	$1.34	$1.00
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8/27/99	1.00	—	—	1.46	1.34	1.00
Multi-Fund® (1.302% Fee Rate)	8/27/99	1.00	—	—	1.46	1.34	0.99
eAnnuity™ (.55% Fee Rate)	1/29/99	1.00	—	—	1.52	1.40	1.05
eAnnuity™ Annuity Reserves (.55% Fee Rate)	1/29/99	1.00	—	—	1.52	1.40	1.05
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	10.18
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	10.18
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	10.18
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	10.17
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	10.17
Putnam Health Sciences Class IB Fund
Multi-Fund® (1.002% Fee Rate)	5/29/01	1.00	—	—	—	—	0.95
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	5/29/01	1.00	—	—	—	—	0.95
Multi-Fund® (1.302% Fee Rate)	5/29/01	1.00	—	—	—	—	0.94
Multi-Fund® (1.00% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.30% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.25% Fee Rate)	11/19/01	10.00	—	—	—	—	9.97
Multi-Fund® (1.75% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96
Multi-Fund® (1.95% Fee Rate)	11/19/01	10.00	—	—	—	—	9.96

	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

AFIS Growth Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	184,154,139	313,662,711
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	1,128,424	1,970,247
Multi-Fund® (1.302% Fee Rate)	—	—	—	4,949,850	8,301,236
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AFIS Growth-Income Class 2 Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AFIS International Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	23,268,182	42,307,188
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	202,823	370,282
Multi-Fund® (1.302% Fee Rate)	—	—	—	750,887	925,247
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AIM International Equity Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AIM Value Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
American Century VP International Portfolio
eAnnuity™ (.55% Fee Rate)	—	—	2,329	108,766	98,203

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)

	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

AVPSF Small Cap Value Class A Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AVPSF Technology Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	69,406,745	81,913,600
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	179,939	248,531
Multi-Fund® (1.302% Fee Rate)	—	—	—	1,389,921	1,146,481
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
AVPSF Growth Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	5,810,068	9,650,843
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	36,879	89,795
Multi-Fund® (1.302% Fee Rate)	—	—	—	127,958	59,252
Baron Capital Asset Fund
Multi-Fund® (1.002% Fee Rate)	—	—	7,228,569	18,359,205	50,998,885
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	49,520
Multi-Fund® (1.302% Fee Rate)	—	—	658,684	1,448,876	1,337,523
eAnnuity™ (.55% Fee Rate)	—	—	28,950	49,338	62,393
Deutsche Equity 500 Index Fund
Multi-Fund® (1.002% Fee Rate)	—	—	46,984,052	100,922,041	123,651,748
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	151,082	744,211	1,030,817
Multi-Fund® (1.302% Fee Rate)	—	—	1,319,893	2,776,687	2,805,977
eAnnuity™ (.55% Fee Rate)	—	—	15,090	37,472	27,526
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	91,113	107,481	93,772
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
Deutsche Small Cap Index Fund
Multi-Fund® (1.002% Fee Rate)	—	—	3,065,895	11,525,649	19,047,416
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	27,063	85,109	84,201
Multi-Fund® (1.302% Fee Rate)	—	—	141,266	819,108	841,685
eAnnuity™ (.55% Fee Rate)	—	—	154,689	155,791	170,390
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	130,559	130,959	113,633
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
DGPF Trend Series
Multi-Fund® (1.002% Fee Rate)	45,956,994	63,363,770	138,130,035	236,656,424	214,133,351
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	34,917	151,852	436,999	357,827
Multi-Fund® (1.302% Fee Rate)	600,523	1,522,285	2,693,313	5,356,604	4,412,305
eAnnuity™ (.55% Fee Rate)	—	3,182	27,917	113,415	89,313
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	2,327	820
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

DGPF Growth and Income Series
Multi-Fund® (1.002% Fee Rate)	62,514,885	90,934,980	72,068,626	50,851,938	65,103,320
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	450,356	708,417	712,597	531,833	626,677
Multi-Fund® (1.302% Fee Rate)	1,537,440	4,110,801	3,351,154	2,257,802	2,611,137
eAnnuity™ (.55% Fee Rate)	—	4,472	5,628	7,615	9,953
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	8,381
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
DGPF Global Bond Series
Multi-Fund® (1.002% Fee Rate)	10,909,411	12,869,495	12,254,866	9,959,467	10,391,629
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8,169	29,923	66,439	103,631	91,609
Multi-Fund® (1.302% Fee Rate)	267,546	372,938	405,781	270,767	283,795
eAnnuity™ (.55% Fee Rate)	—	1,781	1,781	1,995	3,773
DGPF REIT Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	25,198,769	36,697,251
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	39,690	208,861
Multi-Fund® (1.302% Fee Rate)	—	—	—	266,822	541,845
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
DGPF Small Cap Value Service Class Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	35,508,354
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	189,937
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	1,115,379
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
Fidelity VIP Growth Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	44,655,728	150,874,224	147,021,818
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	107,432	673,442	558,074
Multi-Fund® (1.302% Fee Rate)	—	—	1,635,955	4,152,939	3,348,130
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
Fidelity VIP II Contrafund Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	21,303,355	60,708,211	67,248,666
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	89,289	193,788	233,093
Multi-Fund® (1.302% Fee Rate)	—	—	1,475,097	2,642,459	1,861,364
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
Janus Aspen Worldwide Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	99,942,030	349,677,486	331,309,982
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	214,122	951,303	916,318
Multi-Fund® (1.302% Fee Rate)	—	—	1,912,083	6,256,602	4,478,932
eAnnuity™ (.55% Fee Rate)	—	—	240,176	317,536	284,818
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	73,196	57,389
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)

	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

LN Aggressive Growth Fund
Multi-Fund® (1.002% Fee Rate)	198,261,432	204,321,730	175,375,232	233,175,048	208,342,214
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	254,392	401,351	330,037	404,075	399,252
Multi-Fund® (1.302% Fee Rate)	959,741	1,953,110	1,657,816	2,439,570	1,978,470
eAnnuity™ (.55% Fee Rate)	—	3,697	29,720	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Bond Fund
Multi-Fund® (1.002% Fee Rate)	59,831,709	70,180,846	61,153,697	51,363,134	68,955,262
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	94,219	141,922	160,260	105,843	181,621
Multi-Fund® (1.302% Fee Rate)	245,847	1,159,699	1,022,335	866,221	1,339,739
eAnnuity™ (.55% Fee Rate)	—	425	3,701	1,307	5,344
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	1,673
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Capital Appreciation Fund
Multi-Fund® (1.002% Fee Rate)	232,364,458	284,821,773	486,392,137	510,682,818	458,388,826
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	489,214	855,827	1,553,958	1,829,965	1,492,745
Multi-Fund® (1.302% Fee Rate)	1,963,593	4,552,867	8,524,638	8,960,152	7,044,322
eAnnuity™ (.55% Fee Rate)	—	4,421	98,271	78,495	76,780
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	4,928	1,725
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Equity-Income Fund
Multi-Fund® (1.002% Fee Rate)	367,650,522	395,671,340	371,756,833	294,144,130	293,856,934
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	1,261,112	1,357,383	1,624,078	1,164,785	1,207,367
Multi-Fund® (1.302% Fee Rate)	3,400,524	5,897,743	5,811,748	5,124,817	5,213,123
eAnnuity™ (.55% Fee Rate)	—	1,054	4,167	57,173	56,447
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	6,010	5,816
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Global Asset Allocation Fund
Multi-Fund® (1.002% Fee Rate)	158,528,478	155,191,452	140,172,654	118,277,702	106,920,435
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	521,790	623,589	860,132	657,073	546,957
Multi-Fund® (1.302% Fee Rate)	1,061,444	1,887,853	1,696,586	1,387,776	1,237,852
eAnnuity™ (.55% Fee Rate)	—	972	1,338	—	—
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	29,576	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Growth and Income Fund
Multi-Fund® (1.002% Fee Rate)	356,437,044	353,738,892	333,803,071	284,457,143	260,455,062
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	3,955,002	4,190,720	4,204,627	3,840,017	3,578,156
Multi-Fund® (1.302% Fee Rate)	1,412,921	2,251,670	2,509,728	2,236,085	1,936,345
eAnnuity™ (.55% Fee Rate)	—	224	2,758	4,419	4,686
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	1,836	146
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

LN International Fund
Multi-Fund® (1.002% Fee Rate)	293,362,762	275,656,812	247,685,485	191,132,203	169,787,134
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	502,083	507,630	464,213	342,936	283,438
Multi-Fund® (1.302% Fee Rate)	1,342,514	2,375,268	2,589,188	1,884,345	1,793,385
eAnnuity™ (.55% Fee Rate)	—	2,055	7,514	6,431	9,967
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	17,153	9,366
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Managed Fund
Multi-Fund® (1.002% Fee Rate)	178,408,048	178,767,717	160,214,813	134,226,978	124,771,684
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	511,248	546,451	570,359	530,238	500,282
Multi-Fund® (1.302% Fee Rate)	801,564	1,774,940	1,652,446	1,379,569	1,348,329
eAnnuity™ (.55% Fee Rate)	—	530	4,816	5,442	4,030
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	2,128	2,887
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Money Market Fund
Multi-Fund® (1.002% Fee Rate)	35,963,169	46,571,447	66,318,967	51,218,431	59,147,873
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	56,935	62,459	85,154	181,995	185,121
Multi-Fund® (1.302% Fee Rate)	144,247	644,074	1,836,508	1,035,373	1,490,077
eAnnuity™ (.55% Fee Rate)	—	130,369	75,481	139,463	611,639
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	3,594
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Social Awareness Fund
Multi-Fund® (1.002% Fee Rate)	249,012,274	304,203,513	272,682,501	230,568,604	215,412,082
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	524,138	758,710	879,570	746,871	657,200
Multi-Fund® (1.302% Fee Rate)	2,155,674	5,135,886	4,696,813	3,803,334	3,327,644
eAnnuity™ (.55% Fee Rate)	—	1,623	8,398	9,225	8,219
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	600	140
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
LN Special Opportunities Fund
Multi-Fund® (1.002% Fee Rate)	101,002,630	98,734,457	75,094,275	52,172,621	51,523,267
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	137,167	156,387	143,255	106,611	104,060
Multi-Fund® (1.302% Fee Rate)	472,405	899,280	818,870	525,727	513,212
eAnnuity™ (.55% Fee Rate)	—	436	704	3,166	3,197
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	3,224
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
MFS Capital Opportunities Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Units	1998 Units	1999 Units	2000 Units	2001 Units

MFS Total Return Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
MFS Utilities Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	5,284,718
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	39,182
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	184,411
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
NB AMT Partners Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	2,629,473	9,052,627	19,392,742
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	12,084	58,107	52,638
Multi-Fund® (1.302% Fee Rate)	—	—	448,914	163,754	413,070
eAnnuity™ (.55% Fee Rate)	—	—	3,020	6,799	8,407
NB AMT Regency Portfolio
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
NB AMT Mid-Cap Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	15,335,744	148,898,533	134,748,309
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	312,694	278,920
Multi-Fund® (1.302% Fee Rate)	—	—	216,008	2,408,492	1,759,446
eAnnuity™ (.55% Fee Rate)	—	—	15,122	74,882	50,190
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	6,033	4,186
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103
Putnam Health Sciences Class IB Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	4,828,879
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	64,549
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	62,214
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	100
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	103
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	103

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

AFIS Growth Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	$—	$—	$—	$183,285,850	$252,963,874
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	1,123,104	1,588,972
Multi-Fund® (1.302% Fee Rate)	—	—	—	4,917,540	6,662,548
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,006
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,005
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,036
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,035
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,035
AFIS Growth-Income Class 2 Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,019
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,041
AFIS International Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	20,038,511	28,897,444
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	174,671	252,917
Multi-Fund® (1.302% Fee Rate)	—	—	—	645,473	628,923
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,002
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,002
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,032
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,031
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,031
AIM International Equity Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,016
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,016
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,047
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,053
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,046
AIM Value Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,000
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	999
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,029
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,036
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,029
American Century VP International Portfolio
eAnnuity™ (.55% Fee Rate)	—	—	3,613	139,556	88,749
AVPSF Small Cap Value Class A Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,056
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,055
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,087
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,086
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,094
AVPSF Technology Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	53,381,302	46,494,918
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	138,392	141,069
Multi-Fund® (1.302% Fee Rate)	—	—	—	1,067,038	647,606
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	996
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	996
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,026
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,026
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,025
AVPSF Growth Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	5,249,166	6,590,764
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	33,318	61,323
Multi-Fund® (1.302% Fee Rate)	—	—	—	115,396	40,270
Baron Capital Asset Fund
Multi-Fund® (1.002% Fee Rate)	—	—	8,720,950	21,346,969	65,951,863
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	64,040
Multi-Fund® (1.302% Fee Rate)	—	—	793,850	1,677,876	1,717,548
eAnnuity™ (.55% Fee Rate)	—	—	38,454	63,446	89,642

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

Deutsche Equity 500 Index Fund
Multi-Fund® (1.002% Fee Rate)	$—	$—	$51,176,298	$98,780,272	$105,223,302
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	164,563	728,417	877,189
Multi-Fund® (1.302% Fee Rate)	—	—	1,436,290	2,707,032	2,371,230
eAnnuity™ (.55% Fee Rate)	—	—	17,383	38,961	24,995
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	104,948	111,751	85,150
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,027
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,026
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,026
Deutsche Small Cap Index Fund
Multi-Fund® (1.002% Fee Rate)	—	—	3,568,586	12,767,329	21,321,461
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	31,500	94,278	94,253
Multi-Fund® (1.302% Fee Rate)	—	—	164,256	903,685	935,551
eAnnuity™ (.55% Fee Rate)	—	—	183,150	176,001	195,402
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	154,564	147,949	130,313
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,069
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,068
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,100
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,100
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,099
DGPF Trend Series
Multi-Fund® (1.002% Fee Rate)	54,740,484	86,706,251	319,057,588	503,843,559	382,117,078
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	47,780	350,753	930,374	638,536
Multi-Fund® (1.302% Fee Rate)	714,229	2,073,882	6,175,116	11,285,640	7,768,417
eAnnuity™ (.55% Fee Rate)	—	4,361	64,857	243,132	161,209
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	4,989	1,479
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,054
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,054
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,086
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,085
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,085
DGPF Growth and Income Series
Multi-Fund® (1.002% Fee Rate)	91,334,715	146,455,982	111,489,353	86,706,165	105,625,740
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	657,974	1,140,947	1,102,380	906,814	1,016,740
Multi-Fund® (1.302% Fee Rate)	2,242,679	6,590,469	5,145,087	3,809,238	4,179,333
eAnnuity™ (.55% Fee Rate)	—	7,213	8,759	13,119	16,389
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	13,800
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,006
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,005
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,036
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,035
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,035
DGPF Global Bond Series
Multi-Fund® (1.002% Fee Rate)	12,099,923	15,237,020	13,847,956	11,237,344	11,551,949
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	9,060	35,427	75,075	116,928	101,838
Multi-Fund® (1.302% Fee Rate)	296,275	439,529	455,071	302,295	311,231
eAnnuity™ (.55% Fee Rate)	—	2,112	2,025	2,276	4,259
DGPF REIT Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	29,519,239	46,301,003
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	46,495	263,521
Multi-Fund® (1.302% Fee Rate)	—	—	—	311,999	680,355
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,033
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,033
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,064
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,063
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,063

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

DGPF Small Cap Value Service Class Series
Multi-Fund® (1.002% Fee Rate)	$—	$—	$—	$—	$36,321,678
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	194,287
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	1,138,905
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,058
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,058
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,089
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,089
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,088
Fidelity VIP Growth Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	53,085,113	157,904,618	125,333,494
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	127,711	704,823	475,748
Multi-Fund® (1.302% Fee Rate)	—	—	1,942,756	4,329,194	2,834,353
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,027
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,026
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,026
Fidelity VIP II Contrafund Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	24,399,100	64,214,327	61,717,824
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	102,264	204,980	213,922
Multi-Fund® (1.302% Fee Rate)	—	—	1,687,703	2,783,807	1,696,292
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,025
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,025
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,056
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,055
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,055
Janus Aspen Worldwide Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	143,507,545	419,176,139	304,976,178
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	307,460	1,140,375	843,486
Multi-Fund® (1.302% Fee Rate)	—	—	2,742,730	7,470,247	4,094,191
eAnnuity™ (.55% Fee Rate)	—	—	369,811	409,581	283,391
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	94,414	57,101
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,010
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,010
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,040
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,040
LN Aggressive Growth Fund
Multi-Fund® (1.002% Fee Rate)	334,483,346	320,118,792	387,458,903	496,307,950	292,876,357
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	429,181	628,813	729,155	860,064	561,247
Multi-Fund® (1.302% Fee Rate)	1,616,614	3,045,683	3,635,002	5,137,939	2,743,699
eAnnuity™ (.55% Fee Rate)	—	5,802	66,066	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,031
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,030
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,061
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,061
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,060
LN Bond Fund
Multi-Fund®(1.002%Fee Rate)	277,147,745	352,615,382	294,262,077	271,319,552	393,614,910
Multi-Fund®Annuity Reserves (1.002% Fee Rate)	436,433	713,069	771,148	559,101	1,036,741
Multi-Fund® (1.302% Fee Rate)	1,137,023	5,800,262	4,882,266	4,527,644	7,544,676
eAnnuity™ (.55% Fee Rate)	—	2,140	17,923	6,990	30,979
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	9,701
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	999
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	999
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,029
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,028
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,028

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

LN Capital Appreciation Fund
Multi-Fund® (1.002% Fee Rate)	$437,833,856	$733,000,123	$1,802,604,486	$1,576,650,546	$1,038,407,196
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	921,803	2,202,505	5,759,079	5,649,722	3,381,578
Multi-Fund® (1.302% Fee Rate)	3,694,116	11,663,514	31,355,023	27,373,006	15,743,141
eAnnuity™ (.55% Fee Rate)	—	11,396	366,442	244,942	176,599
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	15,378	3,967
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	996
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	995
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,025
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,025
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,024
LN Equity-Income Fund
Multi-Fund® (1.002% Fee Rate)	790,308,116	949,249,140	938,303,117	813,070,389	745,128,131
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	2,710,910	3,256,478	4,099,123	3,219,688	3,061,499
Multi-Fund® (1.302% Fee Rate)	7,298,358	14,084,621	14,558,081	14,017,090	13,040,719
eAnnuity™ (.55% Fee Rate)	—	2,533	10,582	159,740	145,329
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	16,792	14,974
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,041
LN Global Asset Allocation Fund
Multi-Fund® (1.002% Fee Rate)	431,188,333	474,321,463	472,214,876	373,037,546	307,886,094
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	1,419,239	1,905,915	2,897,621	2,072,352	1,575,007
Multi-Fund® (1.302% Fee Rate)	2,882,535	5,743,627	5,672,387	4,330,914	3,516,463
eAnnuity™ (.55% Fee Rate)	—	2,977	4,535	—	—
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	100,247	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,008
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,008
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,038
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,037
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,037
LN Growth and Income Fund
Multi-Fund® (1.002% Fee Rate)	3,439,732,725	4,067,007,338	4,466,001,825	3,404,973,611	2,739,919,787
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	38,167,051	48,181,558	56,254,343	45,965,299	37,641,276
Multi-Fund® (1.302% Fee Rate)	13,613,258	25,768,885	33,323,736	26,483,857	20,094,712
eAnnuity™ (.55% Fee Rate)	—	2,577	37,113	53,443	50,026
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	22,197	1,556
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,040
LN International Fund
Multi-Fund® (1.002% Fee Rate)	458,218,383	488,741,223	509,530,537	389,702,566	308,569,919
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	784,229	900,031	954,965	699,218	515,117
Multi-Fund® (1.302% Fee Rate)	2,093,664	4,192,172	5,286,276	3,801,731	3,215,433
eAnnuity™ (.55% Fee Rate)	—	3,649	15,552	13,254	18,393
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	35,349	17,284
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,000
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	999
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,030
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,029
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,029

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

LN Managed Fund
Multi-Fund® (1.002% Fee Rate)	$841,011,899	$940,406,297	$898,850,367	$735,039,952	$665,532,240
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	2,410,011	2,874,599	3,199,874	2,903,634	2,668,503
Multi-Fund® (1.302% Fee Rate)	3,772,572	9,294,437	9,200,663	7,475,127	7,094,978
eAnnuity™ (.55% Fee Rate)	—	2,790	27,184	30,121	21,823
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	11,775	15,635
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,007
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,006
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,036
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,036
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,036
LN Money Market Fund
Multi-Fund® (1.002% Fee Rate)	86,979,858	117,212,426	173,091,643	140,386,886	166,949,840
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	137,700	157,196	222,250	498,837	522,519
Multi-Fund® (1.302% Fee Rate)	348,326	1,613,600	4,757,090	2,807,922	4,148,977
eAnnuity™ (.55% Fee Rate)	—	328,646	198,216	386,343	1,752,741
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	10,300
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,001
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,001
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,031
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,030
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,030
LN Social Awareness Fund
Multi-Fund® (1.002% Fee Rate)	1,232,525,060	1,787,245,998	1,830,926,133	1,404,937,450	1,175,711,103
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	2,594,303	4,457,548	5,905,868	4,550,953	3,586,972
Multi-Fund® (1.302% Fee Rate)	10,652,908	30,035,684	31,298,463	22,931,061	17,917,128
eAnnuity™ (.55% Fee Rate)	—	9,553	56,739	56,821	45,552
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	3,695	776
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,014
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,014
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,044
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,044
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,043
LN Special Opportunities Fund
Multi-Fund® (1.002% Fee Rate)	833,140,183	861,082,577	619,340,778	494,314,356	493,577,611
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	1,131,452	1,363,879	1,181,500	1,010,094	996,868
Multi-Fund® (1.302% Fee Rate)	3,890,612	7,806,987	6,702,697	4,928,685	4,850,168
eAnnuity™ (.55% Fee Rate)	—	3,811	5,840	30,318	31,095
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	—	31,353
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,049
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,049
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,080
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,080
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,080
MFS Capital Opportunities Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,010
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,049
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,040
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,040
MFS Total Return Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,011
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,049
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,041
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,041
MFS Utilities Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	4,156,337
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	30,816
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	144,778
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	984
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	984
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,013
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,013
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,013

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Net Assets	1998 Net Assets	1999 Net Assets	2000 Net Assets	2001 Net Assets

NB AMT Partners Portfolio
Multi-Fund® (1.002% Fee Rate)	$—	$—	$2,659,658	$9,128,877	$18,813,598
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	12,222	58,596	51,066
Multi-Fund® (1.302% Fee Rate)	—	—	453,596	164,468	397,923
eAnnuity™ (.55% Fee Rate)	—	—	3,165	7,138	8,530
NB AMT Regency Portfolio
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,052
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,051
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,091
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,082
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,082
NB AMT Mid-Cap Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	22,453,334	199,716,981	134,834,667
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	419,415	279,099
Multi-Fund® (1.302% Fee Rate)	—	—	315,934	3,217,667	1,748,313
eAnnuity™ (.55% Fee Rate)	—	—	22,927	104,490	52,484
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	—	8,418	4,377
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1,018
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1,018
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,048
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,048
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,047
Putnam Health Sciences Class IB Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	4,566,179
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	61,037
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	58,725
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	997
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1,027
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1,026
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1,026

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

The following is a summary of the total return rates based on unit values for the year or period ended December 31. Initial total return rates are not annualized.

	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

AFIS Growth Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	(0.47)%	(18.97)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	(0.47)%	(18.97)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	(0.65)%	(19.21)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.59%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.55%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.56%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.50%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.48%
AFIS Growth-Income Class 2 Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.13%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.09%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.10%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.05%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.02%
AFIS International Class 2 Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	(13.88)%	(20.69)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	(13.88)%	(20.69)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	(14.04)%	(20.93)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.22%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.18%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.19%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.13%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.12%
AIM International Equity Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.64%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.60%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.60%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.55%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.53%
AIM Value Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.04)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.08)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.06)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.12)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.14)%
American Century VP International Portfolio
eAnnuity™ (.55% Fee Rate)	—	—		28.31%	(29.56)%
AVPSF Small Cap Value Class A Fund
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	5.55%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	5.51%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	5.52%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	5.47%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	5.43%
AVPSF Technology Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	(23.09)%	(26.20)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	(23.09)%	(26.20)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	(23.23)%	(26.42)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.35%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.39)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.38)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.43)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.46)%
AVPSF Growth Class B Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	(9.65)%	(24.41)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	(9.65)%	(24.41)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	(9.82)%	(24.64)%
Baron Capital Asset Fund
Multi-Fund® (1.002% Fee Rate)	—	—	20.65%	(3.62)%	11.22%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	20.65%	(3.62)%	11.22%
Multi-Fund® (1.302% Fee Rate)	—	—	20.52%	(3.91)%	10.89%
eAnnuity™ (.55% Fee Rate)	—	—	32.83%	(3.19)%	11.72%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

Deutsche Equity 500 Index Fund
Multi-Fund® (1.002% Fee Rate)	—	—	8.92%	(10.14)%	(13.06)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	8.92%	(10.14)%	(13.06)%
Multi-Fund® (1.302% Fee Rate)	—	—	8.82%	(10.41)%	(13.32)%
eAnnuity™ (.55% Fee Rate)	—	—	15.18%	(9.73)%	(12.66)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	15.18%	(9.73)%	(12.66)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.26)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.30)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.29)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.35)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.36)%
Deutsche Small Cap Index Fund
Multi-Fund® (1.002% Fee Rate)	—	—	16.40%	(4.83)%	1.05%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	16.40%	(4.83)%	1.05%
Multi-Fund® (1.302% Fee Rate)	—	—	16.27%	(5.12)%	0.75%
eAnnuity™ (.55% Fee Rate)	—	—	18.39%	(4.57)%	1.51%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	18.39%	(4.57)%	1.51%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	6.85%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	6.82%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	6.83%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	6.77%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	6.74%
DGPF Trend Series
Multi-Fund® (1.002% Fee Rate)	20.17%	14.87%	68.80%	(7.83)%	(16.18)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	20.17%	14.87%	68.80%	(7.83)%	(16.18)%
Multi-Fund® (1.302% Fee Rate)	16.40%	14.55%	68.29%	(8.11)%	(16.43)%
eAnnuity™ (.55% Fee Rate)	—	6.99%	69.51%	(7.73)%	(15.80)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	6.99%	69.51%	(7.73)%	(15.80)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	5.44%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	5.40%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	5.41%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	5.35%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	5.33%
DGPF Growth and Income Series
Multi-Fund® (1.002% Fee Rate)	29.72%	10.24%	(3.95)%	10.22%	(4.85)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	29.72%	10.24%	(3.95)%	10.22%	(4.85)%
Multi-Fund® (1.302% Fee Rate)	10.53%	9.91%	(4.23)%	9.89%	(5.13)%
eAnnuity™ (.55% Fee Rate)	—	6.82%	(3.52)%	10.70%	(4.42)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	6.82%	(3.52)%	10.70%	(4.42)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.56%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.52%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.54%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.48%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.46%
DGPF Global Bond Series
Multi-Fund® (1.002% Fee Rate)	(0.13)%	6.75%	(4.56)%	(0.15)%	(1.48)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	(0.13)%	6.75%	(4.56)%	(0.15)%	(1.48)%
Multi-Fund® (1.302% Fee Rate)	0.26%	6.43%	(4.84)%	(0.45)%	(1.77)%
eAnnuity™ (.55% Fee Rate)	—	7.66%	(4.12)%	0.32%	(1.03)%
DGPF REIT Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	26.17%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	26.17%
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	25.56%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	3.33%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	3.29%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	3.29%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	3.24%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	3.21%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

DGPF Small Cap Value Service Class Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	2.29%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	2.29%
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	2.11%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	5.79%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	5.75%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	5.75%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	5.70%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	5.67%
Fidelity VIP Growth Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	18.88%	(11.96)%	(18.55)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	18.88%	(11.96)%	(18.55)%
Multi-Fund® (1.302% Fee Rate)	—	—	18.75%	(12.22)%	(18.79)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.27)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.31)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.30)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.35)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.37)%
Fidelity VIP II Contrafund Service Class Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	14.53%	(7.65)%	(13.24)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	14.53%	(7.65)%	(13.24)%
Multi-Fund® (1.302% Fee Rate)	—	—	14.41%	(7.92)%	(13.50)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	2.54%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	2.50%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	2.50%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	2.45%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	2.42%
Janus Aspen Worldwide Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	43.59%	(16.52)%	(23.21)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	43.59%	(16.52)%	(23.21)%
Multi-Fund® (1.302% Fee Rate)	—	—	43.44%	(16.76)%	(23.44)%
eAnnuity™ (.55% Fee Rate)	—	—	53.98%	(16.23)%	(22.86)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	53.98%	(16.23)%	(22.86)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.04%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.01%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.03%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.96%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.95%
LN Agrressive Growth Fund
Multi-Fund® (1.002% Fee Rate)	21.86%	(7.13)%	41.01%	(3.66)%	(33.96)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	21.86%	(7.13)%	41.01%	(3.66)%	(33.96)%
Multi-Fund® (1.302% Fee Rate)	17.55%	(7.42)%	40.61%	(3.95)%	(34.15)%
eAnnuity™ (.55% Fee Rate)	—	(1.47)%	41.65%	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	3.07%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	3.03%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	3.04%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	2.98%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	2.96%
LN Bond Fund
Multi-Fund® (1.002% Fee Rate)	8.15%	8.47%	(4.23)%	9.78%	8.06%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	8.15%	8.47%	(4.23)%	9.78%	8.06%
Multi-Fund® (1.302% Fee Rate)	5.14%	8.14%	(4.52)%	9.45%	7.74%
eAnnuity™ (.55% Fee Rate)	—	4.08%	(3.79)%	10.42%	8.42%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	4.08%	(3.79)%	10.42%	8.42%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.08)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.13)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.11)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.18)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.19)%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

LN Capital Appreciation Fund
Multi-Fund® (1.002% Fee Rate)	23.99%	36.58%	44.01%	(16.70)%	(26.62)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	23.99%	36.58%	44.01%	(16.70)%	(26.62)%
Multi-Fund® (1.302% Fee Rate)	9.26%	36.17%	43.58%	(16.94)%	(26.84)%
eAnnuity™ (.55% Fee Rate)	—	17.30%	44.66%	(16.32)%	(26.29)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	17.30%	44.66%	(16.32)%	(26.29)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.43)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.48)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.46)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.52)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.54)%
LN Equity-Income Fund
Multi-Fund® (1.002% Fee Rate)	29.29%	11.61%	5.21%	9.52%	(8.27)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	29.29%	11.61%	5.21%	9.52%	(8.27)%
Multi-Fund® (1.302% Fee Rate)	11.12%	11.27%	4.89%	9.19%	(8.54)%
eAnnuity™ (.55% Fee Rate)	—	7.15%	5.70%	10.01%	(7.85)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	7.15%	5.70%	10.01%	(7.85)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.14%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.10%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.11%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.06%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.04%
LN Global Asset Allocation Fund
Multi-Fund® (1.002% Fee Rate)	18.16%	12.37%	10.22%	(6.38)%	(8.70)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	18.16%	12.37%	10.22%	(6.38)%	(8.70)%
Multi-Fund® (1.302% Fee Rate)	5.86%	12.03%	9.89%	(6.66)%	(8.97)%
eAnnuity™ (.55% Fee Rate)	—	5.27%	10.72%	—	—
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	5.27%	10.72%	—	—
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.81%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.77%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.78%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.72%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.70%
LN Growth and Income Fund
Multi-Fund® (1.002% Fee Rate)	29.48%	19.14%	16.37%	(10.53)%	(12.12)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	29.48%	19.14%	16.37%	(10.53)%	(12.12)%
Multi-Fund® (1.302% Fee Rate)	11.69%	18.78%	16.02%	(10.80)%	(12.38)%
eAnnuity™ (.55% Fee Rate)	—	10.16%	16.88%	(10.13)%	(11.72)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	10.16%	16.88%	(10.13)%	(11.72)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.12%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.08%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.09%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.03%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.01%
LN International Fund
Multi-Fund® (1.002% Fee Rate)	4.94%	13.51%	16.03%	(0.89)%	(10.86)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	4.94%	13.51%	16.03%	(0.89)%	(10.86)%
Multi-Fund® (1.302% Fee Rate)	(5.98)%	13.17%	15.68%	(1.18)%	(11.13)%
eAnnuity™ (.55% Fee Rate)	—	6.45%	16.55%	(0.44)%	(10.46)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	6.45%	16.55%	(0.44)%	(10.46)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.02)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.06)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.05)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.10)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.12)%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)
	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

LN Managed Fund
Multi-Fund® (1.002% Fee Rate)	20.46%	11.59%	6.65%	(2.39)%	(2.59)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	20.46%	11.59%	6.65%	(2.39)%	(2.59)%
Multi-Fund® (1.302% Fee Rate)	9.63%	11.26%	6.33%	(2.68)%	(2.89)%
eAnnuity™ (.55% Fee Rate)	—	6.42%	7.14%	(1.95)%	(2.15)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	6.42%	7.14%	(1.95)%	(2.15)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.66%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.62%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.63%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.57%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.56%
LN Money Market Fund
Multi-Fund® (1.002% Fee Rate)	4.06%	4.06%	3.70%	5.02%	2.98%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	4.06%	4.06%	3.70%	5.02%	2.98%
Multi-Fund® (1.302% Fee Rate)	2.00%	3.75%	3.39%	4.70%	2.67%
eAnnuity™ (.55% Fee Rate)	—	1.60%	4.17%	5.49%	3.45%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	1.60%	4.17%	5.49%	3.45%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	0.08%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	0.07%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	0.07%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.02%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.01)%
LN Social Awareness Fund
Multi-Fund® (1.002% Fee Rate)	36.06%	18.70%	14.29%	(9.25)%	(10.43)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	36.06%	18.70%	14.29%	(9.25)%	(10.43)%
Multi-Fund® (1.302% Fee Rate)	17.37%	18.34%	13.95%	(9.52)%	(10.70)%
eAnnuity™ (.55% Fee Rate)	—	7.24%	14.81%	(8.83)%	(10.02)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	7.24%	14.81%	(8.83)%	(10.02)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.41%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.37%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.37%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.32%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.30%
LN Special Opportunities Fund
Multi-Fund® (1.002% Fee Rate)	26.81%	5.73%	(5.43)%	14.88%	1.11%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	26.81%	5.73%	(5.43)%	14.88%	1.11%
Multi-Fund® (1.302% Fee Rate)	14.35%	5.41%	(5.71)%	14.53%	0.81%
eAnnuity™ (.55% Fee Rate)	—	4.70%	(5.02)%	15.40%	1.57%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	4.70%	(5.02)%	15.40%	1.57%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	4.93%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	4.89%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	4.89%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	4.84%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	4.81%
MFS Capital Opportunities Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.08%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.04%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.05%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	0.99%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	0.97%
MFS Total Return Series
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.13%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.09%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.10%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.05%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.02%
MFS Utilities Series
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	(21.35)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	(21.35)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	(21.49)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(1.60)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(1.63)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(1.62)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(1.68)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(1.70)%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Unit Values (continued)
	1997 Total Return*	1998 Total Return*	1999 Total Return*	2000 Total Return*	2001 Total Return*

NB AMT Partners Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	1.15%	(0.30)%	(3.80)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	1.15%	(0.30)%	(3.80)%
Multi-Fund® (1.302% Fee Rate)	—	—	1.04%	(0.60)%	(4.08)%
eAnnuity™ (.55% Fee Rate)	—	—	4.83%	0.15%	(3.36)%
NB AMT Regency Portfolio
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	5.16%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	5.12%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	5.13%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	5.07%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	5.04%
NB AMT Mid-Cap Growth Portfolio
Multi-Fund® (1.002% Fee Rate)	—	—	46.41%	(8.39)%	(25.40)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	46.41%	(8.39)%	(25.40)%
Multi-Fund® (1.302% Fee Rate)	—	—	46.26%	(8.66)%	(25.62)%
eAnnuity™ (.55% Fee Rate)	—	—	51.62%	(7.97)%	(25.06)%
eAnnuity™ Annuity Reserves (.55% Fee Rate)	—	—	51.62%	(7.97)%	(25.06)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	1.81%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	1.77%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	1.78%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	1.72%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	1.70%
Putnam Health Sciences Class IB Fund
Multi-Fund® (1.002% Fee Rate)	—	—	—	—	(5.44)%
Multi-Fund® Annuity Reserves (1.002% Fee Rate)	—	—	—	—	(5.44)%
Multi-Fund® (1.302% Fee Rate)	—	—	—	—	(5.61)%
Multi-Fund® (1.00% Fee Rate)	—	—	—	—	(0.29)%
Multi-Fund® (1.30% Fee Rate)	—	—	—	—	(0.33)%
Multi-Fund® (1.25% Fee Rate)	—	—	—	—	(0.32)%
Multi-Fund® (1.75% Fee Rate)	—	—	—	—	(0.37)%
Multi-Fund® (1.95% Fee Rate)	—	—	—	—	(0.40)%

*	The total return does not include contract charges deducted from the contract account values.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

The following are the investment income ratios for the year or period ended December 31, 2001. Investment income ratios are not annualized.

Investment Income Ratio(1)

AFIS Growth Class 2 Fund	0.48%
AFIS Growth-Income Class 2 Fund	—
AFIS International Class 2 Fund	0.90%
AIM International Equity Fund	0.36%
AIM Value Fund	0.14%
American Century VP International Portfolio	0.07%
AVPSF Small Cap Value Class A Fund	—
AVPSF Technology Class B Fund	—
AVPSF Growth Class B Fund	0.22%
Baron Capital Asset Fund	—
Deutsche Equity 500 Index Fund	0.92%
Deutsche Small Cap Index Fund	0.74%
DGPF Trend Series	—
DGPF Growth and Income Series	0.17%
DGPF Global Bond Series	2.10%
DGPF REIT Series	1.48%
DGPF Small Cap Value Service Class Series	—
Fidelity VIP Growth Service Class Portfolio	—
Fidelity VIP II Contrafund Service Class Portfolio	0.69%
Janus Aspen Worldwide Growth Portfolio	0.48%
LN Aggressive Growth Fund	—
LN Bond Fund	5.41%
LN Capital Appreciation Fund	—
LN Equity-Income Fund	1.12%
LN Global Asset Allocation Fund	0.38%
LN Growth and Income Fund	0.93%
LN International Fund	2.07%
LN Managed Fund	3.15%
LN Money Market Fund	3.87%
LN Social Awareness Fund	0.64%
LN Special Opportunities Fund	1.43%
MFS Capital Opportunities Series	—
MFS Total Return Series	—
MFS Utilities Series	—
NB AMT Partners Portfolio	0.29%
NB AMT Regency Portfolio	—
NB AMT Mid-Cap Growth Portfolio	—
Putnam Health Sciences Class IB Fund	—

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

AFIS Growth Class 2 Fund	$182,777,536	$5,505,860
AFIS Growth-Income Class 2 Fund	5,090	—
AFIS International Class 2 Fund	110,138,276	88,513,002
AIM International Equity Fund	5,245	—
AIM Value Fund	5,199	—
American Century VP International Portfolio	3,640,747	3,471,369
AVPSF Small Cap Value Class A Fund	5,090	—
AVPSF Technology Class B Fund	32,822,378	19,579,425
AVPSF Growth Class B Fund	6,787,635	2,337,846
Baron Capital Asset Fund	48,341,349	7,870,632
Deutsche Equity 500 Index Fund	32,434,241	12,624,351
Deutsche Small Cap Index Fund	13,672,971	4,596,705
DGPF Trend Series	20,648,503	64,937,972
DGPF Growth and Income Series	32,546,537	9,399,571
DGPF Global Bond Series	3,557,650	2,933,658
DGPF REIT Series	27,814,560	12,888,011
DGPF Small Cap Value Service Class Series	37,300,482	1,681,452
Fidelity VIP Growth Service Class Portfolio	19,276,837	13,852,272
Fidelity VIP II Contrafund Service Class Portfolio	19,384,676	12,530,301
Janus Aspen Worldwide Growth Portfolio	15,438,398	37,407,894
LN Aggressive Growth Fund	89,372,787	53,710,121
LN Bond Fund	148,148,870	32,444,307
LN Capital Appreciation Fund	125,240,057	161,389,603
LN Equity-Income Fund	78,153,934	42,222,213
LN Global Asset Allocation Fund	27,851,675	37,470,299
LN Growth and Income Fund	916,878,647	293,474,217
LN International Fund	121,664,031	129,212,131
LN Managed Fund	128,673,067	60,105,677
LN Money Market Fund	116,295,145	88,255,954
LN Social Awareness Fund	333,041,412	104,115,681
LN Special Opportunities Fund	30,609,108	32,993,963
MFS Capital Opportunities Series	5,090	—
MFS Total Return Series	5,090	—
MFS Utilities Series	5,785,425	1,046,109
NB AMT Partners Portfolio	16,404,406	5,695,933
NB AMT Regency Portfolio	5,090	—
NB AMT Mid-Cap Growth Portfolio	47,347,620	65,437,839
Putnam Health Sciences Class IB Fund	5,568,696	831,393

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments
The following is a summary of investments owned at December 31, 2001.

	Shares Outstanding	Net Asset Value	Value of Shares	Cost of Shares

AFIS Growth Class 2 Fund	5,916,184	$44.08	$260,785,407	$382,231,032
AFIS Growth-Income Class 2 Fund	163	31.58	5,154	5,090
AFIS International Class 2 Fund	2,501,249	11.97	29,939,954	31,481,367
AIM International Equity Fund	347	14.91	5,179	5,245
AIM Value Fund	218	23.35	5,094	5,199
American Century VP International Portfolio	42,775	6.59	281,885	276,401
AVPSF Small Cap Value Class A Fund	481	11.18	5,379	5,090
AVPSF Technology Class B Fund	2,767,150	17.15	47,456,623	79,425,514
AVPSF Growth Class B Fund	410,048	16.31	6,687,883	9,801,436
Baron Capital Asset Fund	3,485,837	19.30	67,276,649	62,178,892
Deutsche Equity 500 Index Fund	9,051,608	11.98	108,438,264	125,243,404
Deutsche Small Cap Index Fund	2,097,700	10.73	22,508,318	23,619,070
DGPF Trend Series	15,502,878	25.23	391,137,613	445,372,165
DGPF Growth and Income Series	6,835,761	16.21	110,807,693	115,949,791
DGPF Global Bond Series	1,263,423	9.47	11,964,620	12,731,339
DGPF REIT Series	4,032,535	11.70	47,180,658	43,305,696
DGPF Small Cap Value Service Class Series	1,906,231	19.52	37,209,631	35,419,784
Fidelity VIP Growth Service Class Portfolio	3,838,931	33.48	128,527,403	188,611,953
Fidelity VIP II Contrafund Service Class Portfolio	3,172,384	20.06	63,638,031	77,269,627
Janus Aspen Worldwide Growth Portfolio	10,875,753	28.54	310,393,985	493,187,656
LN Aggressive Growth Fund	31,592,199	9.37	296,050,501	450,549,404
LN Bond Fund	32,495,343	12.38	402,259,845	395,604,175
LN Capital Appreciation Fund	60,924,066	17.36	1,057,519,946	1,268,742,610
LN Equity-Income Fund	49,625,886	15.34	761,211,459	779,782,626
LN Global Asset Allocation Fund	24,880,332	12.58	312,919,941	320,805,102
LN Growth and Income Fund	100,490,157	27.84	2,797,746,466	3,044,135,571
LN International Fund	28,090,800	11.16	313,352,879	362,874,880
LN Managed Fund	48,901,147	13.82	675,862,747	725,320,060
LN Money Market Fund	17,213,107	10.00	172,131,071	172,131,071
LN Social Awareness Fund	46,391,187	25.80	1,197,031,791	1,369,069,200
LN Special Opportunities Fund	19,231,199	26.00	499,972,719	501,537,124
MFS Capital Opportunities Series	380	13.56	5,151	5,090
MFS Total Return Series	277	18.61	5,154	5,090
MFS Utilities Series	262,938	15.95	4,193,867	4,626,110
NB AMT Partners Portfolio	1,274,451	15.10	19,244,215	19,823,524
NB AMT Regency Portfolio	537	9.97	5,359	5,090
NB AMT Mid-Cap Growth Portfolio	8,086,924	16.94	136,992,500	196,391,599
Putnam Health Sciences Class IB Fund	397,643	11.70	4,652,425	4,701,102

6. New Investment Funds and Fund Name Changes
During 2000, the BT Insurance Fund Trust family of funds changed its name to Deutsche Asset Management VIT Funds Trust and the Delaware Group Premium Fund, Inc. family of funds changed its name to Delaware Group Premium Fund (DGPF). Also during 2000, the AFIS Growth Class 2 Fund, the AFIS International Class 2 Fund, the AVPSF Technology Class B Fund, the AVPSF Growth Class B Fund and the DGPF REIT Series became available as investment options for Variable Account contract owners. Accordingly, the 2000 statements of changes in net assets and total return ratios in footnote 3 for these subaccounts are for the period from May 22, 2000 (commencement of operations) to December 31, 2000.

During 2001, the DGPF Small Cap Value Service Class Series, the MFS Utilities Series and the Putnam Health Sciences Class IB Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from May 29, 2001 (commencement of operations) to December 31, 2001. Also, during 2001, the AFIS Growth-Income Class 2 Fund, the AIM International Equity Fund, the AIM Value Fund, the AVPSF Small Cap Value Class A Fund, the MFS Capital Opportunities Series, the MFS Total Return Series and the NB AMT Regency Portfolio became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from November 19, 2001 (commencement of operations) to December 31, 2001.

7. Investment Funds Closed
During 2000, the DGPF Small Cap Value Series, the LN Aggressive Growth Fund and the LN Global Asset Allocation Fund were closed as investment options for Variable Account contract owners of eAnnuity™.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C (“Variable Account”) (comprised of the following subaccounts: American Funds Insurance Series (“AFIS”) Growth Class 2, AFIS Growth-Income Class 2, AFIS International Class 2, AIM Variable Insurance Funds (“AIM”) International Equity, AIM Value, American Century Variable Portfolios International, Alliance Variable Products Series Fund (“AVPSF”) Small Cap Value Class A, AVPSF Technology Class B, AVPSF Growth Class B, Baron Capital Funds Trust Capital Asset, Deutsche Asset Management VIT Funds Trust (“Deustche”) Equity 500 Index, Deutsche Small Cap Index, Delaware Group Premium Fund (“DGPF”) Trend, DGPF Growth and Income, DGPF Global Bond, DGPF REIT, DGPF Small Cap Value Service Class, Fidelity Variable Insurance Products (“Fidelity VIP”) Growth Service Class, Fidelity VIP II Contrafund Service Class, Janus Aspen Worldwide Growth, Lincoln National (“LN”) Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness, LN Special Opportunities, MFS Variable Insurance Trust (“MFS”) Capital Opportunities, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust (“NB AMT”) Partners, NB AMT Regency, NB AMT Mid-Cap Growth and Putnam Variable Trust (“Putnam”) Health Sciences Class IB) as of December 31, 2001, the related statements of operations for the respective year or period then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account C at December 31, 2001, the results of their operations for the respective year or period then ended and the changes in their net assets for each of the respective two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States.

Fort Wayne, Indiana
March 1, 2002

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2001	2000
	(in millions)
Admitted assets
Cash and investments:
Bonds	$23,421.0	$21,852.5

Preferred stocks	223.6	261.7

Unaffiliated common stocks	107.6	161.7

Affiliated common stocks	623.5	743.0

Mortgage loans on real estate	4,098.7	4,102.0

Real estate:

Properties occupied by the company	6.2	10.5

Properties held for sale	243.6	261.2

Policy loans	1,708.7	1,723.5

Short-term investments	798.1	1,427.9

Other investments	466.6	485.0

Cash and cash equivalents	1,899.4	20.5

Total cash and investments	33,597.0	31,049.5
Premiums and fees in course of collection	3.1	111.5
Accrued investment income	457.2	444.2
Reinsurance recoverable	550.4	450.7
Funds withheld by ceding companies	154.1	74.4
Company owned policies and contracts	361.4	335.0
Net deferred federal income taxes	180.2	—
Goodwill	33.1	38.4
Other admitted assets	130.9	106.2
Separate account assets	38,636.5	43,904.6
Total admitted assets	$74,103.9	$76,514.5

	December 31
	2001	2000
	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:

Future policy benefits and claims	$28,071.8	$27,828.0

Dividends payable	65.1	77.7

Other policyholder liabilities	56.0	220.5

Total policy and contract liabilities	28,192.9	28,126.2

Amounts withheld or retained by Company as agent or trustee	869.5	639.8

Funds held under reinsurance treaties	1,693.1	849.6

Asset valuation reserve	454.5	534.1

Interest maintenance reserve	7.7	20.9

Income taxes payable to parent	537.4	20.1

Other liabilities	965.8	516.7

Short-term loan payable to parent company	200.0	199.5

Net transfers due from separate accounts	(967.0)	(976.1)

Separate account liabilities	38,634.0	43,904.6

Total liabilities	70,587.9	73,835.4

Capital and surplus:
Common stock, $2.50 par value:
Authorized, issued and outstanding shares—10 million (owned by Lincoln National Corporation)	25.0	25.0

Surplus notes due to Lincoln National Corporation	1,250.0	1,250.0

Paid-in surplus	1,520.4	2,006.1

Unassigned surplus (deficit)	720.6	(602.0)

Total capital and surplus	3,516.0	2,679.1

Total liabilities and capital and surplus	$74,103.9	$76,514.5

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2001	2000	1999
	(in millions)
Premiums and other revenues:
Life and annuity premiums	$7,681.0	$7,985.7	$8,001.4
Accident and health premiums	(286.1)	115.7	(258.2)
Net investment income	2,128.4	2,125.5	2,203.2
Amortization of interest maintenance reserve	21.2	21.6	29.1
Commissions and expense allowances on reinsurance ceded	966.1	568.4	472.3
Reserve adjustment on reinsurance ceded	32.0	407.5	(469.6)
Expense charges on deposit funds	56.7	118.2	146.5
Separate account investment management and administration service fees	574.3	624.8	473.9
Other income	175.2	166.2	88.8
Total revenues	11,348.8	12,133.6	10,687.4

Benefits and expenses:
Benefits and settlement expenses	8,686.7	8,950.3	8,504.8
Underwriting, acquisition, insurance and other expenses	1,691.1	2,466.2	1,618.4
Total benefits paid or provided	10,377.8	11,416.5	10,123.2
Gain from operations before dividends to policyholders, income taxes and net realized gain (loss) on investments	971.0	717.1	564.2
Dividends to policyholders	75.2	80.2	80.3
Gain from operations before federal income taxes and net realized gain (loss) on investments	895.8	636.9	483.9
Federal income taxes	456.5	94.9	85.4
Gain from operations before net realized gain (loss) on investments	439.3	542.0	398.5
Net realized gain (loss) on investments, net of income tax expense and excluding net transfers to the interest maintenance reserve	(260.3)	27.9	114.4

Net income	$179.0	$569.9	$512.9

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

	Common Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
	(in millions)
Balances at January 1, 1999	$25.0	$1,250.0	$1,930.1	$(640.6)	$2,564.5
Net income	—	—	—	512.9	512.9
Increase in difference in cost and admitted investment amounts	—	—	—	(101.9)	(101.9)
Increase in nonadmitted assets	—	—	—	(22.9)	(22.9)
Decrease in liability for reinsurance in unauthorized companies	—	—	—	26.0	26.0
Gain on reinsurance transaction	—	—	—	71.8	71.8
Increase in asset valuation reserve	—	—	—	(6.4)	(6.4)
Paid-in surplus	—	—	12.5	—	12.5
Dividends to Lincoln National Corporation	—	—	—	(530.0)	(530.0)
Balances at December 31, 1999	25.0	1,250.0	1,942.6	(691.1)	2,526.5

Net income	—	—	—	569.9	569.9
Decrease in difference in cost and admitted investment amounts	—	—	—	17.2	17.2
Increase in nonadmitted assets	—	—	—	(21.9)	(21.9)
Decrease in liability for reinsurance in unauthorized companies	—	—	—	0.6	0.6
Amortization of gain on reinsurance transaction	—	—	—	(7.9)	(7.9)
Change in policy reserve valuation basis	—	—	—	(5.6)	(5.6)
Increase in asset valuation reserve	—	—	—	(43.2)	(43.2)
Paid-in surplus	—	—	63.5	—	63.5
Dividends to Lincoln National Corporation	—	—	—	(420.0)	(420.0)
Balances at December 31, 2000	25.0	1,250.0	2,006.1	(602.0)	2,679.1

Net income	—	—	—	179.0	179.0
Cumulative effect of adoption of codification	—	—	—	8.7	8.7
Decrease in difference in cost and admitted investment amounts	—	—	—	77.7	77.7
Increase in nonadmitted assets	—	—	—	(162.8)	(162.8)
Increase in liability for reinsurance in unauthorized companies	—	—	—	(59.4)	(59.4)
Gain on reinsurance transaction	—	—	—	1,027.0	1,027.0
Change in net deferred income taxes	—	—	—	169.8	169.8
Curtailment gain on employee benefit plans	—	—	—	12.4	12.4
Decrease in asset valuation reserve	—	—	—	70.2	70.2
Paid-in surplus	—	—	9.3	—	9.3
Dividends to Lincoln National Corporation	—	—	(495.0)	—	(495.0)
Balances at December 31, 2001	$25.0	$1,250.0	$1,520.4	$720.6	$3,516.0

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2001	2000	1999
	(in millions)
Operating activities
Premiums, policy proceeds and other considerations received	$7,579.5	$8,082.8	$7,671.1
Allowances and reserve adjustments received (paid) on reinsurance ceded	802.8	610.1	(19.9)
Investment income received	1,990.1	2,109.8	2,168.6
Separate account investment management and administration service fees received	574.2	624.8	470.6
Benefits paid	(8,723.5)	(9,843.9)	(8,699.4)
Underwriting, acquisition, insurance and other expenses paid	(1,926.6)	(1,796.4)	(1,734.5)
Proceeds related to reinsurance agreements	1,472.8	—	71.8
Federal income taxes paid	(66.6)	(16.3)	(81.2)
Dividends to policyholders	(87.7)	(82.6)	(82.8)
Other income received and expenses paid, net	1,194.0	(48.9)	252.1
Net cash provided by (used in) operating activities	2,809.0	(360.6)	16.4

Investing activities
Sale, maturity or repayment of investments	9,473.3	5,845.5	6,557.7
Proceeds from sale of subsidiaries	330.8	—	—
Purchase of investments	(10,841.1)	(4,719.6)	(5,940.8)
Other sources (uses) including reinsured policy loans	13.3	(344.6)	(497.0)
Net cash (used in) provided by investing activities	(1,023.7)	781.3	119.9

Financing activities
Surplus paid-in	9.3	63.5	12.5
Proceeds from borrowings from shareholder	200.0	180.0	205.0
Repayment of borrowings from shareholder	(180.0)	(205.0)	(140.0)
Deposits on deposit type contract funds	(5.5)	—	—
Withdrawals on deposit type contract funds	(65.0)	—	—
Dividends paid to shareholder	(495.0)	(420.0)	(530.0)
Net cash provided by (used in) financing activities	(536.2)	(381.5)	(452.5)
Net increase (decrease) in cash and short-term investments	1,249.1	39.2	(316.2)
Cash and short-term investments at beginning of year	1,448.4	1,409.2	1,725.4
Cash and short-term investments at end of year	$2,697.5	$1,448.4	$1,409.2

See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2001

1. Summary of Significant Accounting Policies

Organization and Operations
The Lincoln National Life Insurance Company (the “Company”) is a wholly owned subsidiary of Lincoln National Corporation (“LNC”) and is domiciled in Indiana. As of  December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries and eight non-insurance subsidiaries, including three limited liability companies.

The Company’s principal businesses consist of underwriting annuities and life insurance contracts through multiple distribution channels. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance (“Insurance Department”), which practices differ from accounting principles generally accepted in the United States (“GAAP”). The more significant variances from GAAP are as follows:

Investments
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of  Insurance Commissioners’ (“NAIC”) rating. For GAAP, the Company’s bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder’s equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of aquisition.

All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income, as would be required under GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

Nonadmitted Assets
Certain assets designated as “nonadmitted,” principally past-due agents’ balances, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (“NAIC APPM”), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies
Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of income. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves
Certain policy reserves are calculated based on statutorily  required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exists.

A liability for reinsurance balances has been provided for  unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are cred ited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate a component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, only vested participants  and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

Deferred Income Taxes
Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Effective  January 1, 2001, deferred federal income taxes are provided; however, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.

Surplus Notes Due to LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

Statements of Cash Flows
Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company’s capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

	Capital and Surplus		Net Income (Loss)

	December 31		Year ended December 31
	2001	2000	2001	2000	1999

	(in millions)		(in millions)

Amounts reported on a statutory-basis	$3,516.0	$2,679.1	$179.0	$569.9	$512.9
GAAP adjustments:
Deferred policy acquisition costs, present value of future profits and goodwill	3,657.5	3,812.6	305.1	287.9	135.0
Policy and contract reserves	(1,946.0)	(2,129.9)	(221.9)	(142.3)	(97.3)
Policyholders’ share of earnings and surplus on participating business	(96.2)	(131.1)	(3.3)	(.3)	(1.8)
Statutory deferred gain in surplus	(1,042.4)	(63.9)	—	—	—
Deferred income taxes	(257.8)	185.2	310.8	(108.3)	(117.4)
Interest maintenance reserve	7.7	20.9	(12.9)	(51.4)	(87.2)
Asset valuation reserve	454.5	534.1	—	—	—
Nonadmitted assets	731.1	196.1	—	—	—
Unrealized gain (loss) on investments	362.0	38.7	—	—	—
Net realized loss on investments	(2.8)	(156.5)	48.8	18.9	(32.4)
Investments in subsidiary companies	567.8	523.3	77.8	61.8	39.1
Surplus notes and related interest	(1,250.0)	(1,250.0)	—	—	1.5
Other, net	197.5	(59.8)	(187.3)	12.7	129.8

Net increase (decrease)	1,382.9	1,519.7	317.1	79.0	(30.7)

Amounts reported on a GAAP basis	$4,898.9	$4,198.8	$496.1	$648.9	$482.2

Other significant accounting practices are as follows:

Investments
Bonds not backed by other loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds (e.g., CMO’s) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is  adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

Redeemable preferred stocks, which have the characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other preferred stocks are recorded at market value.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments that qualify for hedge accounting, and meet the criteria of an effective hedge, on a basis consistent with that of the item hedged, with the related net unrealized capital gain or loss reported in unassigned surplus, when applicable, along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains and losses were reported in unassigned surplus without any adjustment for federal income taxes. The Company accounts for derivatives securities that do not meet the criteria to qualify for hedge accounting at fair value, and the related changes in fair value are recognized in current operations. The fair values of the Company’s derivative securities are based on industry standard pricing models that are commercially available.

Upon termination, gains and losses on those derivative instruments that qualify for hedge accounting are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

The Company’s insurance subsidiaries are reported at their underlying statutory equity. The Company’s noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity of the subsidiaries, adjusted to a statutory basis. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. Prior to January 1, 2001, the Company reported its noninsurance subsidiaries based on the underlying GAAP equity of the subsidiaries.

The Company has minor ownership interests in joint ventures and carries these investments based on its interest in the underlying GAAP equity of the investee.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairment. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. The impairment is considered to be other than temporary when management determines foreclosure is probable. Then the mortgage loan is written down to fair value and a realized loss is recognized.

Policy loans are reported at unpaid balances.

Real estate occupied by the Company is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly to unassigned surplus.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company’s balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company’s agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years. Goodwill is evaluated periodically for impairment, and if determined to be impaired, is written down to fair value, with the amount of the write down recorded as a realized loss.

Premiums
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Insurance  Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

As of December 31, 2001, the Company has $71.4 million in reserves on $11.2 billion of insurance inforce on the life line of business, for which the gross premiums are less than the net premiums according to the standard of valuation required by the Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Net of reinsurance, liabilities related to guaranteed investment contracts are equal to fund balances. Other deposit-type  liabilities, such as supplemental contracts without life contingencies, annuities certain and dividend accumulations, are calculated by discounting the liabilities at prescribed interest rates.

Reinsurance Ceded and Assumed
Reinsurance premiums, benefits paid and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

The Company enters into reinsurance agreements with other companies in the normal course of business. Prior to the  acquisition of LNC’s reinsurance operations by Swiss Re on December 7, 2001, LNC’s insurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC’s reinsurance operations. Assets and liabilities  on the balance sheets, and premiums and benefits on the statements of operations, which result from reinsurance contracts, are netted in accordance with accounting practices prescribed by the Indiana Department of Insurance, including the Swiss Re indemnity reinsurance transactions.

Pension Benefits
Costs associated with the Company’s defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes
The Company and eligible subsidiaries have elected to file  consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC’s common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are reported as separate account investment management and administration service fees. Mortality charges on variable universal life contracts are reported as expense charges on deposit funds in the accompanying statements of operations. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company’s financial statements are included in separate account investment management and administration service fees.

Reclassifications
Certain amounts reported in the prior years’ statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net  income of the prior years.

2. Accounting Change and Permitted Statutory Accounting Practice

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Indiana. Effective January 1, 2001, the State of Indiana required that insurance companies domiciled in Indiana prepare their statutory-basis financial statements in accordance with the NAIC APPM.

Accounting changes adopted to conform to the provisions of the NAIC APPM are reported as changes in accounting princi -

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Accounting Change and Permitted Statutory Accounting Practice (continued)

ples. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus by $8.7 million as of January 1, 2001. Included in this total adjustment are the following items:

Increase (Decrease) Surplus

(in millions)

Deferred tax asset	$110.8
Employee benefit plans	18.2
AVR beginning value adjustment for other asset changes	9.4
Cost of collection	2.0
Home office real estate	(3.8)
Mortgage loans impairment	(5.2)
Derivatives	(9.6)
Company owned furniture, equipment and plane	(11.7)
Bonds and stocks	(41.0)
Tax deficiency reserve	(60.4)

Total	$8.7

In 2001, the Company received written approval from the Insurance Department to pay dividends from paid-in surplus, instead of from unassigned surplus, if there is no earned surplus, or an insufficient amount of earned surplus, to pay the requested dividend, subject to the Indiana Insurance Commission’s approval. The Insurance Department also granted the Company permission to retroactively reclassify dividends paid from earned surplus in 2001 to paid-in surplus. Dividends paid in 2001 from paid-in surplus, after the retroactive adjustment, totaled $495.0 million.

The Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Indiana Insurance Law. The NAIC APPM has been adopted as a component of prescribed or permitted practices by the state of Indiana, however; Indiana has required the use of particular mortality tables to compute reserves for certain types of life insurance policies, which result in higher reserves than would be required under NAIC APPM. The use of the mortality tables required by Indiana, rather than reserve calculation pursuant to NAIC APPM, resulted in a decrease to gain from operations before federal income taxes and net realized loss on investments for the year ended December 31, 2001 of $68.9 million, and a decrease to capital and surplus as of December 31, 2001 of $162.7 million.

3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)

At December 31, 2001:
Corporate	$19,283.8	$665.0	$488.5	$19,460.3
U.S. government	325.8	55.9	4.7	377.0
Foreign government	765.6	43.7	3.8	805.5
Mortgage-backed	3,016.0	114.8	22.7	3,108.1
State and municipal	29.8	.3	.6	29.5

	$23,421.0	$879.7	$520.3	$23,780.4

At December 31, 2000:
Corporate	$17,205.5	$430.8	$542.0	$17,094.3
U.S. government	324.2	64.2	2.5	385.9
Foreign government	812.6	35.9	27.9	820.6
Mortgage-backed	3,499.0	89.9	34.2	3,554.7
State and municipal	11.2	—	.1	11.1

	$21,852.5	$620.8	$606.7	$21,866.6

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $248.7 million and $58.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC (“SVO”) designating certain investments as in or near default.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Investments (continued)

A summary of the cost or amortized cost and the fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

	Cost or Amortized Cost	Fair Value

	(in millions)

Maturity:
In 2002	$711.6	$723.7
In 2003–2006	4,918.6	5,035.2
In 2007–2011	7,682.8	7,662.6
After 2011	7,092.1	7,250.8
Mortgage-backed securities	3,015.9	3,108.1

Total	$23,421.0	$23,780.4

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999 were $5.6 billion, $2.9 billion and $5.4 billion, respectively. Gross gains during 2001, 2000 and 1999 of $146.3 million, $56.0 million and $95.4 million, respectively, and gross losses of $171.4 million, $116.5 million and $195.5 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $21.4 million and $99.9 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. At December 31, 2001, the Company held foreign-currency dominated securities with a U.S. dollar equivalent par value of $80.1 million.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $1.7 billion, with an aggregate fair value of $1.6 billion. Those holdings amounted to 7.34% of the Company’s investments in bonds and less than 4.89% of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost of preferred stock and unaffiliated common stock, gross unrealized gains and losses and the fair value of such investments at December 31, 2001, and 2000 are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)

At December 31, 2001:
Preferred stocks	$223.6	$5.5	$.6	228.5

Unaffiliated common stocks	107.4	15.2	15.1	107.5

At December 31, 2000:
Preferred stocks	261.7	2.9	25.1	239.5

Unaffiliated common stocks	145.7	30.7	14.7	161.7

The cost or amortized cost of preferred stocks at December 31, 2001 and 2000 has been reduced by adjustments of $14.9 million and $7.6 million, respectively, to decrease amortized cost as a result of write-downs of these investments due to impairment and/or the SVO designating certain investments as low or lower quality.

During 2001, the minimum and maximum lending rates for mortgage loans were 6.3% and 10.0%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 79.5%. At December 31, 2000, the Company held mortgages aggregating $5.0 million with interest overdue beyond 180 days (excluding accrued interest). No interest was past due 180 days or more on mortgages at  December 31, 2001. At December 31, 2001 and 2000 impaired loans with a related allowance ($2.5 million and $5.2 million, respectively) for credit losses are $21.7 million and $24.1 million, respectively. The average recorded investment in impaired loans is $23.3 million and $30.l million at December 31, 2001 and 2000, respectively. The Company recognized interest income of $2.8 million during the period the loans were impaired for each of the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, there was no nonadmitted interest due on these mortgage loans. Mortgage loans balances do not include any taxes, assessments or amounts advanced as of December 31, 2001 or 2000. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The total recorded investment in restructured mortgage loans, at December 31, 2001 and 2000 is $5.2 million and $4.1 million, respectively. The realized capital losses related to these loans were $.7 million and $.5 million at December 31, 2001 and 2000, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Components of the Company’s investments in real estate are summarized as follows:

	December 31
	2001	2000

	(in millions)

Properties occupied by the Company:
Land	$1.8	$2.5
Buildings	4.9	10.5
Less accumulated depreciation	(.5)	(2.5)

	6.2	10.5
Properties held for sale:
Land	41.3	45.8
Buildings	219.3	238.3
Other	19.9	16.3
Less accumulated depreciation	(36.9)	(39.2)

	243.6	261.2

Total real estate	$249.8	$271.7

The major categories of net investment income are as follows:

	Year ended December 31
	2001	2000	1999

	(in millions)

Income:
Bonds	$1,724.3	$1,744.3	$1,840.6
Preferred stocks	22.0	21.3	20.3
Unaffiliated common stocks	2.4	4.9	6.3
Affiliated common stocks	79.8	10.2	7.8
Mortgage loans on real estate	326.5	328.1	321.0
Real estate	42.3	41.4	57.8
Policy loans	111.0	109.8	101.7
Other investments	70.5	58.7	50.6
Cash and short-term investments	58.2	77.9	95.9

Total investment income	2,437.0	2,396.6	2,502.0
Expenses:
Depreciation	10.5	12.8	14.4
Other	298.1	258.3	284.4

Total investment expenses	308.6	271.1	298.8

Net investment income	$2,128.4	$2,125.5	$2,203.2

Nonadmitted accrued investment income at December 31, 2001 amounted to $9.9 million and consists principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2001	2000	1999

	(in millions)

Net realized capital gains (losses) on investments	$(235.1)	$(60.3)	$20.8
Less amount transferred to IMR (net of related taxes (credits) of $4.3, ($16.0) and ($31.4) in 2001, 2000 and 1999, respectively)	7.9	(29.7)	(58.3)

	(243.0)	(30.6)	79.1
Less federal income taxes (credits) on realized gains (losses)	17.3	(58.5)	(35.3)

Net realized capital gains (losses) net of income tax expense and excluding net transfers to the IMR	$(260.3)	$27.9	$114.4

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

4. Subsidiaries

At December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company (“First Penn”) and Lincoln Life & Annuity Company of New York (“LNY”). At December 31, 2000, the Company also owned 100% of the outstanding common stock of two other insurance subsidiaries, Lincoln National Health & Casualty  Insurance Company and Lincoln National Reassurance Company, which were sold during 2001. A realized loss of $12.5  million was realized on these sales. The Company owns 100% of the outstanding common stock of five non-insurance  company subsidiaries: Lincoln National Insurance Associates (“LNIA”), Lincoln Financial Distributors, Inc. (“LFD”), which was formerly known as Sagemark Consulting, Inc., Wakefield Tower Alpha Limited (“Wakefield”), Lincoln Realty Capital Corporation (“LRCC”) and Lincoln Life & Annuity  Distributors, Inc. (“LLAD”).

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

	December 31, 2001		December 31, 2000

	First Penn	LNY	First Penn	LNY

Cash and invested assets	$1,487.4	$1,945.7	$1,376.9	$1,947.0
Other assets	81.1	42.4	41.6	41.7
Separate account asset	—	356.4	—	329.8

Total admitted assets	$1,568.5	$2,344.5	$1,418.5	$2,318.5

Insurance reserves	$1,415.1	$1,760.7	$1,305.3	$1,772.1
Other liabilities	76.4	36.8	41.8	48.0
Separate account liabilities	—	356.4	—	329.8
Capital and surplus	77.0	190.6	71.4	168.6

Total liabilities and capital and surplus	$1,568.5	$2,344.5	$1,418.5	$2,318.5

	Year ended
	December 31, 2001		December 31, 2000

	First Penn	LNY	First Penn	LNY

Revenues	$349.7	$395.0	$327.6	$389.8
Benefits and expenses	343.2	363.4	322.2	341.8
Net realized losses	(8.2)	(12.2)	—	(2.2)

Net income (loss)	$(1.7)	$19.4	$5.4	$45.8

LNIA was purchased in 1998 for $.6 million and has an admitted asset value of $2.0 million at December 31, 2001. LFD is a broker dealer that was acquired in connection with a reinsurance transaction completed in 1998 and has an admitted asset value of $7.0 million at December 31, 2001. Wakefield was formed in 1999 to engage in the ownership and management of investments and has an admitted asset value of $280.6 million at December 31, 2001. Wakefield’s assets as of December 31, 2001 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12.7 million and has an admitted asset value of $26.3 million at December 31, 2001. LLAD was formed in 2000 to distribute the Company’s products to its customers and has an admitted asset value of $40.0 million at December 31, 2001.

The carrying value of all affiliated common stocks, was $623.5 and $743.0 million at December 31, 2001 and 2000, respectively. The cost basis of investments in subsidiaries as of December 31, 2001 and 2000 was $750.2 million and $1.1 billion, respectively. Included in the change in differences in cost and admitted investment amounts in the Statement of Changes in Capital and Surplus is a net decrease in the unrealized loss on investments in subsidiaries for the year ended December 31, 2001 of $61.7 million, related to the change in carrying values of the Company’s investments in its subsidiaries and affiliates.

During 2001, 2000 and 1999, the subsidiaries paid dividends to the Company of $74.6 million, $11 million and $5.2 million, respectively.

The Company has no investments in subsidiaries, controlled entities, affiliated entities, joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company did not recognize any impairment write-downs for its investments in subsidiaries during the statement period.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

Income before federal income taxes differs from taxable income in 2001 principally due to tax expense on the deferred gain from the sale of the reinsurance operations (see Note 9), offset by tax-exempt investment income and dividends-received tax deductions. In 2000 and 1999, income before federal income taxes differs from taxable income principally due to tax exempt investment income and dividends-received tax deductions.

Capital gains (losses) of $63.7 million, ($174.0 million) and ($151.7 million), were recognized in 2001, 2000 and 1999, respectively. The losses were carried back to recover taxes paid in prior years.

The Company paid (received) $9.6 million, ($42.6 million) and $45.3 million to (from) LNC in 2001, 2000 and 1999, respectively, for federal income taxes.

The components of the net deferred tax asset are as follows:

	December 31, 2001	January 1, 2001

	(in millions)

Gross deferred tax assets	$797.5	$721.8
Gross deferred tax liabilities	(156.1)	(250.2)
Deferred tax assets non-admitted	(461.2)	(360.8)

Net deferred tax asset	$180.2	$110.8

The components of income tax expense are as follows:

	2001	2000	1999

	(in millions)

Current federal income tax:
Federal income tax expense on operations	$456.5	$94.9	$85.4
Federal income tax expense (credit) on realized gains (losses)	17.3	(58.5)	(35.3)

Total current federal income tax in net income	473.8	36.4	50.1
Change in deferred tax:
Change in deferred tax assets	(75.7)	—	—
Change in deferred tax liabilities	(94.1)	—	—
Change in non-admitted deferred tax asset	100.4	—	—

Net change in net deferred tax asset	(69.4)	—	—

Total federal income tax	$404.4	$36.4	$50.1

The Company’s income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

	2001	2000	1999

	(in millions)

Expected federal income tax expense	$313.5	$222.9	$169.4
Gain from sale of reinsurance agreements	310.0	(2.8)	25.1
Tax preferred investment income	(99.5)	(71.9)	(60.9)
Income tax credits	(39.0)	(17.5)	(16.7)
Amortization of capitalized software	(14.5)	(13.6)	(11.8)
(Payment) accrual of contingency items	(14.3)	15.7	21.8
Other amounts	0.3	(37.9)	(41.5)

Tax expense on net income before realized capital gains (losses)	456.5	94.9	85.4
Tax on realized capital gains	17.3	(58.5)	(35.3)

Total income tax expense	$473.8	$36.4	$50.1

Under prior income tax law, one-half of the excess of a life insurance company’s income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as “Policyholders’ Surplus.” The Company has approximately $187 million of untaxed “Policyholders’ Surplus” on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65.5 million. No deferred tax liabilities are recognized related to the Policyholders’ Surplus Account.

6. Reserves and Reinsurance
The balance sheet caption “Reinsurance recoverable” includes amounts recoverable from other insurers for claims paid by the Company of $183.1 and $123.5 million at December 31, 2001 and 2000, respectively.

The balance sheet caption, “Total policy and contract liabilities,” has been reduced for insurance ceded in the amounts of $6.6 billion and $5.2 billion as of December 31, 2001 and 2000, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement captions, “Life and annuity premiums” and “Accident and health premiums” are as follows:

	Year ended December 31
	2001	2000	1999
	(in millions)
Insurance assumed	$2,630.9	$3,952.9	$2,606.5
Insurance ceded	3,200.8	2,766.6	1,675.1

Net reinsurance premiums	$(569.9)	$1,186.3	$931.4

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

6. Reserves and Reinsurance (continued)

The income statement caption, “Benefits and settlement expenses,” is net of reinsurance recoveries of $3.3 billion, $1.9 billion and $2.6 billion for 2001, 2000 and 1999, respectively.

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, “Premiums and fees in course of collection,” are as follows:

	December 31, 2001
	Gross	Loading	Net of Loading
	(in millions)
Ordinary new business	$5.4	$(7.0)	$(1.6)
Ordinary renewal	(73.5)	(2.5)	(76.0)
Group life	6.9	1.0	7.9

	$(61.2)	$(8.5)	$(69.7)

	December 31, 2000
	Gross	Loading	Net of Loading
	(in millions)
Ordinary new business	$13.0	$8.1	$4.9
Ordinary renewal	57.9	15.7	42.2
Group life	9.7	.2	9.5

	$80.6	$24.0	$56.6

At December 31, 2001, the Company’s annuity reserves and deposit fund liabilities, including separate accounts, which are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(in millions)
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$2,367.0	4%
At book value, less surrender charge	2,457.5	5%
At market value	36,344.6	64%

Total	41,169.1	73%

Subject to discretionary withdrawal without adjustment at book value with minimal or no charge or adjustment	12,594.2	22%
Not subject to discretionary withdrawal	2,906.3	5%

Total annuity reserves and deposit fund	56,669.6	100%

Less reinsurance ceded	1,225.3

Net annuity reserves and deposit fund
liabilities, including separate accounts	$55,444.3

At December 31, 2001, the Company had variable annuity policies and variable universal life policies with guaranteed minimum death benefits as follows:

	Subjected Account Value	Amount of Reserve Held (Net of Reinsurance)	Reinsurance Reserve Credit
	(in millions)
Variable annuity	$37,843.8	$46.7	$9.2
Variable life	114.7	23.8	—

Total	$37,958.5	$70.5	$9.2

7. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1.25 billion. The first note, for $500.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before March 31, 2028, with interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company’s earnings, only if the Company’s surplus exceeds specified levels ($2.3 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before December 31, 2028, with interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company’s earnings, only if the Company’s surplus exceeds specified levels ($2.4 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

7. Capital and Surplus (continued)

A summary of the terms of these surplus notes follows (in millions):

Date Issued	Principal Amount of Note	Principal Outstanding at December 31, 2001	Current Year Interest Paid	Inception to Date Interest Paid	Accrued Interest at December 31, 2001
January 5, 1998	$500.0	$500.0	$41.0	$130.7	—
December 18, 1998	750.0	750.0	56.5	137.2	—

Total	$1,250.0	$1,250.0	$97.5	$267.9	—

Life insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of dividends by the Company to LNC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without prior approval of the Indiana Insurance Commissioner. Ordinary dividends to LNC are restricted to the greater of 2001 statutory basis net income or 10% of statutory basis capital and surplus at December 31, 2001. In 2002, the Company can pay dividends of $300.6 million without the prior approval of the Indiana Insurance Commissioner, based on unassigned surplus available as stated in the December 31, 2001 Annual Statement filed with the Insurance Department (see Note 14).

Total assets have been decreased by $813.6 million for non-admitted assets as required by statutory guidance.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

8. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company’s agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company’s employees and agents). The aggregate expenses and accumulated obligations for the Company’s portion of these plans are not material to the Company’s statutory-basis Statements of Operations or Balance Sheets for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments over the four-year period following the option grant anniversary date. A “reload option” feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right (“SAR”) program as a replacement to the agent stock option program. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNC recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. LNC hedges this volatility by purchasing call options on LNC stock. Call options hedging the vested SARs are also marked-to-market through net income. The compensation expense and hedge income (expense) do not affect the statutory-basis financial statements of the Company.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

8. Employee Benefit Plans (continued)

As of December 31, 2001, there were 4,277,588 and 1,277,275 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 2,718,859 and 806,307, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $13.86 to $56.75. During 2001, 2000 and 1999, 3,175,782, 935,986 and 1,044,078 options became exercisable, respectively, 946,843, 190,100 and 318,421 options were exercised, respectively, and 227,141, 383,364 and 82,024 options forfeited, respectively.

As of December 31, 2001, there were 8,475 and 1,111,467 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR pro gram. Of the SARs granted, 102,297 granted to agents, were exercisable as of that date. The exercise prices of the out standing SARs range from $24.72 to $48.19. During 2001 and 2000, 177,485 and 8,500 SARs became exercisable, respectively, 15,200 and 5,100 SARs were forfeited, respectively and in 2001, 63,388 SARs were exercised. No SARs were exercised in 2000.

Effective July 1, 1999, the Company’s agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1.4 million in 1999.

9. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company’s management continues to monitor the Company’s sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management’s opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management’s opinion that such future development will not materially affect the financial position of the Company.

Leases
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods. Rental expense on these leases was $28.4 million in 2001. The company receives rental income from affiliates for their use of a portion of the home office properties, which partially offsets rental expense. Such rental income amounted to $3.2 million in 2001. Total rental expense on other operating leases in 2001 was $12.0 million. Total rental expense on all operating leases in 2000 and 1999 was $45.6 million and $44.5 million, respectively. At December 31, 2001, future minimum rental commitments are as follows (in millions):

2002	$37.9
2003	35.0
2004	34.1
2005	33.1
2006	33.4
Thereafter	64.8

$238.3

Information Technology Commitment
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2001, 2000 and 1999 were $62.8 million, $65.1 million and $67.4 million respectively. Future minimum annual costs range from $40.9 million to $56.8 million, however future costs are dependent on usage and could exceed these amounts.

Reinsurance Contingencies
On December 7, 2001, Swiss Re Life & Health America, Inc. (“Swiss Re”) acquired LNC’s reinsurance operation for $2.0 billion. In addition, LNC retained approximately $500.0 million of statutory capital supporting the reinsurance operation. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC’s reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of the Company. As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Restrictions, Commitments and Contingencies (continued)

received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, Life, Deposit-Type, and Accident and Health Reinsurance. During 2001, the Company recognized as income $8.0 million of the deferred gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC’s ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC’s exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Under the timeframe provided for within the acquisition agreement for dispute resolution, it is probable that the earliest point that these matters will be agreed upon would be the second quarter of 2002. If the parties are unable to reach agreement, and these matters go to arbitration, an ultimate resolution of these matters may take several additional months. Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company’s future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re’s retention of the related investment income during the timeframe that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company’s statutory-basis financial statements as of and for the year ended December 31, 2001 represent the best estimate of the ultimate outcome of Swiss Re’s acquisition of the Company’s reinsurance business.

Other Insurance Ceded and Assumed
On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agree- ment, the Company transferred $490.8 million of cash to MetLife representing the statutory reserves transferred on this business less $17.8 million of purchase price consideration. In accordance with statutory accounting rules on indemnity  reinsurance, the gain on sale was reported on a net-of-tax  basis as a direct adjustment to surplus. At December 31, 2001, the surplus component of the gain ($64.8 million) related to this transaction is included in the total surplus gain component associated with the aquisition of LNC’s reinsurance operations by Swiss Re and is being recognized in income at the rate that earnings are expected to emerge on this reinsurance business.

The Company cedes insurance to other companies. The portion of risks exceeding the Company’s retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10 million. Portions of the Company’s deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2001, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the  applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation (“American States”) and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company’s ceding commission for this transaction was reduced by $58.6 million in 1999.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2001, the Company provided $75.3 million of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $76.1 million and $16.7 million at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s surplus.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Restrictions, Commitments and Contingencies (continued)

In 2001 and 2000, the Company did not commute any ceded reinsurance. During 2001, the Company recorded reinsurance credits on existing policies of $656.9 million as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

Surplus would be reduced by $402.4 million at December 31, 2001 if all reinsurance agreements were cancelled. In 2001, the Company established provisions for uncollectible reinsurance on personal accident reinsurance programs in the amount of $105.4 million and the Company wrote off ceded reinsurance balances in the amount of $89.0 million, related to personal accident reinsurance programs based on a refined analysis of the underlying information.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $1.2 billion, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company’s financial condition. Although the Company does not have any significant concentration of customers, the Company’s annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2001, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 21% of the Company’s total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5.0 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management’s opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the  Company.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 policies. Owners of approximately 4,300 policies have excluded themselves (opted-out) from the settlement and, with respect to these policies, will not be bound by the settlement. Total charges recorded during 2000 for this settlement were $64.7 million. With the court’s approval of the settlement in the second quarter of 2001 and the expiration in the third quarter of 2001 of the time to file an appeal, the case was concluded for all policyholders not previously opting out. During the third quarter of 2001, settlement was reached with some of the owners of policies who opted-out of the original settlement. Overall, the third quarter developments relating to these matters were slightly favorable when compared to the assumptions underlying the estimates made in 2000 when the related charges were taken; however, there is continuing uncertainty as to the ultimate costs of settling the remaining opt-out cases. It is management’s opinion that such future developments will not materially affect the consolidated financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. The contract or notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Restrictions, Commitments and Contingencies (continued)

			Assets

	Notional or Contracts/Amounts		Carrying Value	Fair Value	Carrying Value	Fair Value

	December 31		December 31		December 31

	2001	2000	2001	2001	2000	2000

	(in millions)

Interest rate derivatives:
Interest rate cap agreements	$1,258.8	$1,558.8	$.6	$.6	$ 2.7	$0.4
Swaptions	1,752.0	1,752.0	.1	.1	8.2	0.9
Interest rate swaps	335.1	708.2	—	21.0	—	38.1

	3,345.9	4,019.0	.7	21.7	10.9	39.4
Foreign currency derivatives:
Foreign currency swaps	94.6	37.5	3.8	5.9	2.6	2.5

	$3,440.5	$4,056.5	$4.5	$27.6	$13.5	$41.9

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

	Interest Rate Caps		Swaptions

	2001	2000	2001	2000

	(in millions)

Balance at beginning of year	$1,558.8	$2,508.8	$1,752.0	$1,837.5
Terminations and maturities	(300.0)	(950.0)	—	(85.5)

Balance at end of year	$1,258.8	$1,558.8	$1,752.0	$1,752.0

	Interest Rate Swaps		Spread-Locks		Financial Futures

	2001	2000	2001	2000	2001	2000

Balance at beginning of year	$708.2	$630.9	$—	$—	$—	$—
New contracts	—	652.2	—	100.0	—	267.2
Terminations and maturities	(373.1)	(574.9)	—	(100.0)	—	(267.2)

Balance at end of year	$335.1	$708.2	$—	$—	$—	$—

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Restrictions, Commitments and Contingencies (continued)

	Put Options		Foreign Currency Swaps

	2001	2000	2001	2000

Balance at beginning of year	$—	$21.3	$37.5	$44.2
New contracts	—	—	80.9	—
Terminations and maturities	—	(21.3)	(23.8)	(6.7)

Balance at end of year	$—	$—	$94.6	$37.5

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2002 through 2006, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a strike rate specified in the cap agreement multiplied by the notional amount. The purpose of the Company’s interest rate cap agreement program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001, the interest rate caps are recorded at market value ($.6 million) in other investments on the balance sheet. All changes in market value are recorded in net realized gain (loss) on investments in the statement of operations. At December 31, 2000, the premiums paid for the interest rate caps were included in other investments (amortized cost of $2.7 million) and were being amortized over the terms of the agreements.

Swaptions
Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate specified in the swaption agreement multiplied by the notional amount. The purpose of the Company’s swaption program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001 the swaptions are recorded at market value ($.1 million) in other investments on the Balance Sheet. All changes in market value are recorded in net realized gain (loss) on investments in the Statement of Operations. At December 31, 2000, the premiums paid for the swaptions were included in other investments (amortized cost of $8.2 million) and were being amortized over the terms of the agreements. Amortization was included in net investment income.

Interest Rate Swap Agreements
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net re ceipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements are applied to the basis of the assets. The gains (losses) are recognized in earnings over the life of the assets. The interest rate swap agreements for forecasted purchase of assets outstanding at December 31, 2000, related to certain asset portfolio purchases completed in 2001. As a result, no interest rate swap positions hedging forecasted purchases were outstanding at December 31, 2001. Interest rate swaps are valued at amortized cost and recorded in other investments on the balance sheet. All such derivatives instruments owned at December 31, 2001 and 2000 were entered into “at-the-market” and therefore have an amortized cost basis of zero.

Spread-Lock Agreements
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company’s spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2001 or 2000.

Financial Futures Contracts
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2001 or 2000.

Put Options
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Restrictions, Commitments and Contingencies (continued)

Foreign Currency Swaps
The Company uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future. The carrying value of the Company’s foreign currency swaps ($3.8 million) represents fluctuations in the spot exchange rate from the trade date to December 31, 2001 and is included in other investments on the balance sheet.

Additional Derivative Information
Expenses for the agreements and contracts described above amounted to $3.5 million, $7.3 million and $6.2 million in 2001, 2000 and 1999, respectively. Deferred gains of $31.2 million as of December 31, 2001 were primarily the result of terminated interest rate swaps. The deferred gains are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of the securities to which the respective hedges applied.

The Company’s exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance, the Company enters into master netting agreements with its counterparties.

The Company is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which the contract is traded. The Company currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment grade counterparties.

10. Fair Value of Financial Instruments
The following methodologies and assumptions were used to determine the estimated fair values of the Company’s financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company’s financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Unaffiliated Common Stock and Preferred Stock
Fair values of unaffiliated common and preferred stock are based on quoted market prices, where available. For stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan’s effective interest rate; 2) the loan’s market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying values for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts
The balance sheet caption “policy and contract liabilities” includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., universal life, annuity and guaranteed interest contracts). The fair values for the majority of these contracts are based on their approximate surrender values. The fair values for the certain guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet caption “policy and contract liabilities” that do not fit the definition of “investment-type insurance contracts” for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company’s position that the disclosure

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company’s capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the “fair value” of their insurance contract liabilities.

Short-Term Debt
The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and industry standard models that are commercially available for all other derivatives.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties’ credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate account by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company’s financial instruments are as follows:

	December 31
	2001		2000
Assets (Liabilities)	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Bonds	$23,421.0	$23,780.4	$21,852.5	$21,866.6
Preferred stocks	223.6	228.5	261.7	239.5
Unaffiliated common stocks	107.6	107.6	161.7	161.7
Mortgage loans on real estate	4,098.7	4,241.0	4,102.0	4,132.8
Policy loans	1,708.7	1,849.2	1,723.5	1,845.0
Other investments	466.6	466.6	485.0	485.0
Cash and short-term investments	2,697.5	2,697.5	1,448.4	1,448.4
Investment-type insurance contracts:
Deposit contracts and certain guaranteed interest contracts	(17,545.0)	(17,257.7)	(16,126.3)	(15,850.5)
Remaining guaranteed interest and similar contracts	(122.3)	(128.6)	(243.8)	(247.9)
Short-term debt	(200.0)	(200.0)	(199.5)	(199.5)
Surplus notes due to LNC	(1,250.0)	(1,160.7)	(1,250.0)	(1,074.5)
Derivatives	4.5	27.6	13.5	41.9
Investment commitments	—	(5.4)	—	(2.2)
Separate account assets	38,636.5	38,636.5	43,904.6	43,904.6
Separate account liabilities	(38,634.0)	(38,634.0)	(43,904.6)	(43,904.6)

11. Transactions With Affiliates

LLAD has a nearly exclusive general agent’s contract with the Company under which it sells the Company’s products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $52.0 million, $57.5 million and $60.4 million in 2001, 2000 and 1999, respectively. LLAD incurred expenses of $34.9 million, $112.9 million and $113.4 million in 2001, 2000 and 1999, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2001 and 2000 include the Company’s participation in a short-term cash management program with LNC of $297.9 million and $377.7 million, respectively. Related investment income amounted to $13.9 million, $24.0 million and $16.7 million in 2001, 2000 and 1999, respectively. The short-term loan payable to parent company at December 31, 2001 and 2000 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies, which resulted in a net payment of $78.0

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

11. Transactions With Affiliates (continued)

million, $65.7 million and $49.4 million in 2001, 2000 and 1999, respectively, which is included in underwriting, acquisition, insurance and other expenses.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

	Year ended December 31
	2001	2000	1999
	(in millions)
Insurance assumed	$46.4	$21.2	$19.7
Insurance ceded	950.7	2,192.1	777.6

The balance sheets include reinsurance balances with affiliated companies as follows:

	December 31
	2001	2000
	(in millions)
Policy and contract liabilities assumed	$331.1	$584.4
Policy and contract liabilities ceded	1,311.5	1,682.8
Amounts recoverable on paid and unpaid losses	229.3	286.9
Reinsurance payable on paid losses	20.4	9.3
Funds held under reinsurance treaties—net liability	1,588.3	3,294.6

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, which totaled $1.0 billion and $814.6 million at December 31, 2001 and 2000, respectively, and is the beneficiary on letters of credit aggregating to $156.6 million and $709.5 million at December 31, 2001 and 2000, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2001 and 2000, LNC guaranteed $156.6 million and $709.5 million, respectively, of these letters of credit. At December 31, 2001 and 2000, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $75.3 million and $133.7 million, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

12. Separate Accounts
Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums and annuity considerations amounted to $4.4 billion, $5.7 billion and $4.6 billion in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $37.6 billion and $42.9 billion at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

	Year ended December 31
	2001	2000	1999
	(in millions)
Transfers as reported in the Summary of Operations of the separate accounts:
Transfers to separate accounts	$4,440.7	$5,719.2	$4,573.2
Transfers from separate accounts	(4,500.8)	(5,830.0)	(4,933.8)

Net transfers from separate accounts as reported in the Summary of Operations in underwriting acquisition and other expenses	$(60.1)	$(110.8)	$(360.6)

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

13. Sales, Transfers and Servicing of Financial Assets

As part of the Company’s asset management program, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2001 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
	(in millions)

Bonds:
NAIC 3	83.0	$155.8	$151.9	$(.1)
NAIC 4	249.0	355.9	370.3	(3.7)
NAIC 5	—	—	27.3	(0.2)
NR	21.0	41.8	549.4	(4.0)

14. Reconciliation to Statutory Annual Statement

In connection with the indemnity reinsurance agreements, the Company and Swiss Re also entered into an administrative services agreement whereby Swiss Re provides administrative services, including accounting services to the Company. In connection with the December 31, 2001 statutory financial statements, Swiss Re provided the Company with certain year-end financial information regarding the business that had been reinsured by Swiss Re. Although the Company disagreed with several adjustments made by Swiss Re, the Company was not provided with sufficient information to reverse the effects of these adjustments from the Annual Statement financial statements and related exhibits and schedules. The Company did, however, record an adjustment to reverse the net effect of the disputed items in the Annual Statement filed with the Insurance Department by recognizing miscellaneous revenue and a miscellaneous asset. Because the asset was not specifically identified as an asset within the NAIC APPM, the Company non-admitted the asset in the December 31, 2001 Annual Statement. Subsequent to the Annual Statement filing, the Company obtained additional information regarding the adjustments Swiss Re had made to the statutory financial information provided to the Company. The Company reversed those adjustments prior to completion of the accompanying statutory-basis financial statements. The adjustments that were reversed were principally associated with reinsurance recoverables for paid and unpaid losses.

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2001 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

(in millions)
Capital and surplus as reported in the Company’s Annual Statement	$3,096.0
Increase in surplus resulting from reversal of Swiss Re entries	420.0

Capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$3,516.0

Statutory net income as reported in the Company’s Annual Statement	$67.7
Increase in net income resulting from reversal of Swiss Re entries	111.3

Statutory net income as reported in the accompanying audited statutory-basis statement of operations	$179.0

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the “Company”), a wholly-owned subsidiary of Lincoln National Corporation, as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Indiana Department of Insurance.

February 1, 2002

PART C--OTHER INFORMATION

Item 24.

(a) LIST OF FINANCIAL STATEMENTS

(1)	Part A	The Table of Condensed Financial Information is included in Part A of this Registration Statement.

(2)	Part B	The following financial statements for the Variable Account are included in Part B of this Registration Statement:

Statement of Assets and Liabilities--December 31, 2001
Statement of Operations--Year ended December 31, 2001
Statements of Changes in Net Assets--Years ended December 31, 2001 and 2000
Notes to Financial Statements--December 31, 2001
Report of Ernst & Young LLP, Independent Auditors

(3)	Part B	The following statutory-basis financial statements of the Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Balance Sheets--Statutory-Basis--December 31, 2001 and 2000
Statements of Operations--Statutory-Basis--Years ended December 31, 2001, 2000, and 1999
Statements of Changes in Capital and Surplus--Statutory-Basis--Years ended December 31, 2001, 2000, and 1999
Statements of Cash Flows--Statutory-Basis--Years ended December 31, 2001, 2000, and 1999
Notes to Statutory-Basis Financial Statements--December 31, 2001
Report of Ernst & Young LLP, Independent Auditors

24 (b) LIST OF EXHIBITS

(1)	Resolution of the Board of Directors of the Lincoln National Life Insurance Company establishing Separate Account C is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 33-25990) filed on April 22, 1998.
(2)	None.
(3)	(a)	Selling Group Agreement between the Lincoln National Life Insurance Company and Sagemark Consulting, Inc. is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on October 8, 1999.
	(b)	Selling Group Agreement between the Lincoln National Life Insurance Company and Annuity Net Insurance Agency, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-50817) filed on April 19, 2001.
(4)	Variable Annuity Contract is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on April 20, 2000.
(5)	Variable Annuity Application is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on April 20, 2000.
(6)	(a)	Articles of Incorporation of Lincoln National Life Insurance Company are hereby incorporated by reference to the Registration Statement on Form S-6 (File No. 333-40745) filed November 21, 1997.
	(b)	Bylaws of Lincoln National Life Insurance Company are hereby incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-40937) filed on November 9, 1998.
(7)	None.
(8)	(a)	(1) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 2-80741), Amendment No. 21 filed on April 10, 2000.
(a)	(2)	Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Co., and Lincoln National Life Insurance Co. incorporated by reference to Post-Effective Amendment No. 5
(File No. 333-43373) filed on April 4, 2002.
	(b)	Fund Participation Agreement/Amendments for Lincoln National Bond Fund
	(c)	Fund Participation Agreement/Amendments for Lincoln National Capital Appreciation Fund
	(d)	Fund Participation Agreement/Amendments for Lincoln National Equity-Income Fund
	(e)	Fund Participation Agreement/Amendments for Lincoln National Growth and Income Fund
	(f)	Fund Participation Agreement/Amendments for Lincoln National International Fund
	(g)	Fund Participation Agreement/Amendments for Lincoln National Managed Fund
	(h)	Fund Participation Agreement/Amendments for Lincoln National Money Market Fund
	(i)	Fund Participation Agreement/Amendments for Lincoln National Social Awareness Fund
	(j)	Fund Participation Agreement/Amendments for Lincoln National Special Opportunities Fund
	(k)	Fund Participation Agreement/Amendments for Delaware
	(l)	Fund Participation Agreement/Amendments for Twentieth Century
	(m)	Fund Participation Agreement/Amendments for Bankers Trust (BT)
	(n)	Fund Participation Agreement/Amendments for Janus
	(o)	Fund Participation Agreement/Amendments for Neuberger Berman
	(p)	Fund participation agreement/Amendments for Baron Capital
(9)	Opinion and Consent of Mary Jo Ardington, Counsel, is incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-50817) filed on July 17, 1998.
(10)	Consent of Ernst & Young LLP, Independent Auditors.
(11)	Not applicable.
(12)	Not applicable.
(13)	Schedule of Computation is incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-50817) filed on July 17, 1998.
(14)	Not applicable.
(15)	Organizational Chart of Lincoln National Life Insurance Holding Company System is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-73532) filed on February 8, 2002.
(16)	(a)	Power of Attorney incorporated herein by reference to Initial Filing on Form N-4 (File No. 333-68842) filed on August 31, 2001.
	(b)	Barbara Kowalczyk Power of Attorney incorporated herein by reference to Post Effective Amendment No. 39 (File No. 33-25990) filed on April 11, 2002.

Item 25.

DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices
Jon A. Boscia **	President and Director
Lorry J. Stensrud*	Chief Executive Officer of Annuities, Executive Vice President, and Director
John H. Gotta***	Chief Executive Officer of Life Insurance, Executive Vice President, and Director
Gary W. Parker***	Senior Vice President
Charles E. Haldeman, Jr.****	Director
Cynthia A. Rose*	Secretary and Assistant Vice President
Eldon J. Summers*	Second Vice President and Treasurer
Richard C. Vaughan**	Director
Janet Chrzan*	Senior Vice President, Chief Financial Officer and Director
See Yeng Quek****	Chief Investment Officer and Director
Barbara Kowalczyk**	Director
Elizabeth Frederick*	Second Vice President and General Counsel
Diane Dillman*	Director of Annuities Compliance
Christine Frederick***	Director of Life Compliance

*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is Center Square West Tower, 1500 Market Street -- Suite 3900, Philadelphia, PA 19102-2112
***	Principal business address is 350 Church Street, Hartford, CT 06103
****	Principal business address is One Commerce Square, 2005 Market Street, 39th floor, Philadelphia, PA 19103-3682

Item 26.

PERSONS CONTROLLED BY OR UNDER COMMON
CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.

Item 27.

NUMBER OF CONTRACT OWNERS

As of February 28, 2002 there were 554,571 Contract Owners under Account C.

Item 28.

INDEMNIFICATION--UNDERTAKING

(a)	Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the rights of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

PRINCIPAL UNDERWRITER

(a)

Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln Life Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M, Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; and Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln National Variable Annuity Accounts 53

(b)	See Item 25.
(c)	N/A

Item 30.

LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.

Not applicable.

Item 32. Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon request to Lincoln Life at the address or website listed in the Prospectus.
(d)	The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 17th day of April, 2002.

LINCOLN NATIONAL VARIABLE ANNUITY Account C–eAnnuity (Registrant)
By:	/s/ Ronald L. Stopher Ronald L. Stopher Vice President, Lincoln National Life Insurance, Co.
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Jeffrey K. Dellinger Jeffrey K. Dellinger (Signature-Officer of Depositor) Vice President, Lincoln National Life Insurance, Co. (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 17, 2002.

Signature	Title

* Jon A. Boscia	President and Director (Principal Executive Officer)

* Lorry J. Stensrud	Executive Vice President, Chief Executive Officer of Annuities, and Director

* Janet Chrzan	Senior Vice President, Chief Financial Officer and Director (Principal Accounting Officer and Principal Financial Officer)

* Barbara S. Kowalczyk	Director

* John H. Gotta	Executive Vice President, Chief Executive Officer of Life Insurance, and Director

* Richard C. Vaughan	Director

* Charles E. Haldeman, Jr.	Director

* See Yeng Quek	Chief Investment Officer and Director

*By /s/ Steven M. Kluever Steven M. Kluever	Pursuant to a Power of Attorney